       _________________________________________________________________

                GULF STATES STEEL, INC. OF ALABAMA, as Borrower
       _________________________________________________________________



       _________________________________________________________________
       _________________________________________________________________



                 POST-PETITION LOAN  AND  SECURITY  AGREEMENT

                             Dated:  July 1, 1999

                                $65,000,000.00



       _________________________________________________________________
       _________________________________________________________________



       _________________________________________________________________

                          THE FINANCIAL INSTITUTIONS
                  PARTY HERETO FROM TIME TO TIME, as Lenders

                                      and

                      FLEET CAPITAL CORPORATION, as Agent

        ______________________________________________________________

                               TABLE OF CONTENTS

SECTION 1.     CREDIT FACILITIES.........................................................................     - 1 -
               1.1.  DIP Facility........................................................................     - 1 -
                     ------------
                         1.1.1.  Revolver Loans..........................................................     - 1 -
                                 --------------
                         1.1.2.  Out-of-Formula Loans....................................................     - 2 -
                                 --------------------
                         1.1.3.  Professional Expense Advances...........................................     - 2 -
                                 -----------------------------
                         1.1.4.  Use of Proceeds.........................................................     - 2 -
                                 ---------------
                         1.1.5.  Revolver Notes..........................................................     - 3 -
                                 --------------
               1.2.  LC Facility ........................................................................     - 3 -
                     -----------
                         1.2.1.  Procurement of Letters of Credit........................................     - 3 -
                                 --------------------------------
                         1.2.2.  Participations..........................................................     - 5 -
                                 --------------
                         1.2.3.  Cash Collateral Account.................................................     - 6 -
                                 -----------------------
                         1.2.4.  Indemnifications........................................................     - 7 -
                                 ----------------

SECTION 2.     INTEREST,  FEES  AND  CHARGES.............................................................     - 7 -
               2.1.  Interest   .........................................................................     - 7 -
                     --------
                         2.1.1.  Rates of Interest.......................................................     - 7 -
                                 -----------------
                         2.1.2.  Conversions and Continuations...........................................     - 8 -
                                 -----------------------------
                         2.1.3.  Interest Periods........................................................     - 9 -
                                 ----------------
                         2.1.4.  Interest Rate Not Ascertainable.........................................     - 9 -
                                 -------------------------------
                         2.1.5.  Default Rate of Interest................................................     - 9 -
                                 ------------------------
               2.2.  Fees
                     ----
                         2.2.1.  Commitment Fee..........................................................    - 10 -
                                 --------------
                         2.2.2.  Unused Line Fee.........................................................    - 10 -
                                 ---------------
                         2.2.3.  LC Facility Fees........................................................    - 10 -
                                 ----------------
                         2.2.4.  Termination Fee.........................................................    - 10 -
                                 ---------------
                         2.2.5.  Audit and Appraisal Fees................................................    - 11 -
                                 ------------------------
                         2.2.6.  Collateral Monitoring Fee...............................................    - 11 -
                                 -------------------------
                         2.2.7.  General Provisions......................................................    - 11 -
                                 ------------------
               2.3.  Computation of Interest and Fees....................................................    - 11 -
                     --------------------------------
               2.4.  Reimbursement of Expenses...........................................................    - 11 -
                     -------------------------
               2.5.  Bank Charges........................................................................    - 12 -
                     ------------
               2.6.  Illegality..........................................................................    - 12 -
                     ----------
               2.7.  Increased Costs.....................................................................    - 12 -
                     ---------------
               2.8.  Capital Adequacy....................................................................    - 13 -
                     ----------------
               2.9.  Funding Losses......................................................................    - 14 -
                     --------------
               2.10. Maximum Interest....................................................................    - 14 -
                     ----------------
SECTION 3.     LOAN ADMINISTRATION.......................................................................    - 15 -
               3.1.  Manner of Borrowing and Funding Revolver Loans......................................    - 15 -
                     ----------------------------------------------
                         3.1.1.  Notice of Borrowing.....................................................    - 15 -
                                 -------------------
                         3.1.2.  Fundings by Lenders.....................................................    - 16 -
                                 -------------------
                         3.1.3.  Settlement and Settlement Loans.........................................    - 17 -
                                 -------------------------------
                         3.1.4.  Disbursement Authorization..............................................    - 18 -
                                 --------------------------
               3.2.  Defaulting Lender...................................................................    - 18 -
                     -----------------
               3.3.  Special Provisions Governing LIBOR Loans............................................    - 19 -
                     ----------------------------------------
                         3.3.1.  Number of LIBOR Loans...................................................    - 19 -
                                 ---------------------
                         3.3.2.  Minimum Amounts.........................................................    - 19 -
                                 ---------------
                         3.3.3.  LIBOR Lending Office....................................................    - 19 -
                                 --------------------

               3.4.  All Revolver Loans to Constitute One Obligation.....................................    - 19 -
                     -----------------------------------------------

SECTION 4.     PAYMENTS..................................................................................    - 19 -
               4.1.  General Payment Provisions..........................................................    - 19 -
                     --------------------------
               4.2.  Repayment of Revolver Loans.........................................................    - 19 -
                     ---------------------------
                         4.2.1.  Payment of Principal....................................................    - 19 -
                                 --------------------
                         4.2.2.  Payment of Interest.....................................................    - 20 -
                                 -------------------
               4.3.  Payment of Other Obligations........................................................    - 21 -
                     ----------------------------
               4.4.  Marshaling; Payments Set Aside......................................................    - 21 -
                     ------------------------------
               4.5.  Agent's Allocation of Payments and Collections......................................    - 21 -
                     ----------------------------------------------
               4.6.  Application of Payments and Collections.............................................    - 22 -
                     ---------------------------------------
               4.7.  Loan Accounts; the Register; Account Stated.........................................    - 22 -
                     -------------------------------------------
                         4.7.1.  Loan Accounts...........................................................    - 22 -
                                 -------------
                         4.7.2.  The Register............................................................    - 22 -
                                 -----------
                         4.7.3.  Entries Binding.........................................................    - 22 -
                                 ---------------

SECTION 5.     DIP TERM AND TERMINATION OF COMMITMENTS...................................................    - 23 -
               5.1.  Term of Commitments.................................................................    - 23 -
                     -------------------
               5.2.  Termination.........................................................................    - 23 -
                     -----------
                         5.2.1.  Termination by Agent....................................................    - 23 -
                                 --------------------
                         5.2.2.  Termination by Borrower.................................................    - 23 -
                                  ----------------------
                         5.2.3.  Termination Charges.....................................................    - 23 -
                                 -------------------
                         5.2.4.  Effect of Termination...................................................    - 23 -
                                 ---------------------

SECTION 6.     COLLATERAL SECURITY.......................................................................    - 24 -
               6.1.  Grant of Security Interest in Collateral............................................    - 24 -
                     ----------------------------------------
               6.2.  Other Collateral....................................................................    - 25 -
                     ----------------
               6.3.  Lien on Deposit Accounts............................................................    - 25 -
                     ------------------------
               6.4.  Lien Perfection; Further Assurances.................................................    - 25 -
                     -----------------------------------
               6.5.  Liens Under DIP Orders..............................................................    - 25 -
                     ----------------------
               6.6.  Lien Priority.......................................................................    - 25 -
                     -------------

SECTION 7.     COLLATERAL ADMINISTRATION.................................................................    - 26 -
               7.1.  General Provisions..................................................................    - 26 -
                     ------------------
                         7.1.1.  Locations of Collateral.................................................    - 26 -
                                 -----------------------
                         7.1.2.  Insurance of Collateral; Insurance and Condemnation Proceeds............    - 26 -
                                 ------------------------------------------------------------
                         7.1.3.  Protection of Collateral................................................    - 26 -
                                 ------------------------
                         7.1.4.  Defense of Title to Collateral..........................................    - 27 -
                                 ------------------------------
               7.2.  Administration of Accounts..........................................................    - 27 -
                     --------------------------
                         7.2.1.  Records and Schedules of Accounts.......................................    - 27 -
                                 ---------------------------------
                         7.2.2.  Collection and Verification of Accounts.................................    - 27 -
                                 ---------------------------------------
                         7.2.3.  Notice Regarding Disputed Accounts......................................    - 28 -
                                 ----------------------------------
               7.3.  Administration of Inventory.........................................................    - 28 -
                     ---------------------------
                         7.3.1.  Records and Reports of Inventory........................................    - 28 -
                                 --------------------------------
                         7.3.2.  Returns of Inventory....................................................    - 28 -
                                 --------------------
               7.4.  Payment of Charges..................................................................    - 28 -
                     ------------------
               7.5.  Borrowing Base Certificates.........................................................    - 28 -
                     ---------------------------

SECTION 8.     REPRESENTATIONS AND WARRANTIES............................................................    - 28 -
               8.1.  General Representations and Warranties..............................................    - 28 -
                     --------------------------------------
               8.2.  Reaffirmation of Representations and Warranties.....................................    - 30 -
                     -----------------------------------------------

SECTION 9.     COVENANTS AND CONTINUING AGREEMENTS.......................................................    - 31 -
               9.1.  Affirmative Covenants...............................................................    - 31 -
                     ---------------------
                         9.1.1.  Business and Existence..................................................    - 31 -
                                 ----------------------
                         9.1.2.  Compliance with Laws....................................................    - 31 -
                                 --------------------
                         9.1.3.  Business Records........................................................    - 31 -
                                 ----------------
                         9.1.4.  Visits and Inspections..................................................    - 31 -
                                 ----------------------
                         9.1.5.  Further Assurances......................................................    - 31 -
                                 ------------------
                         9.1.6.  Compliance With Orders..................................................    - 31 -
                                 ----------------------
                         9.1.7.  Financial Statements....................................................    - 31 -
                                 --------------------
                         9.1.8.  Notices.................................................................    - 33 -
                                 ------
                         9.1.9.  Insurance...............................................................    - 33 -
                                 ---------
                         9.1.10.  Year 2000 Reporting....................................................    - 33 -
                                  -------------------
               9.2.  Negative Covenants..................................................................    - 33 -
                     ------------------
                         9.2.1.  Loans...................................................................    - 33 -
                                 -----
                         9.2.2.  Limitation on Liens.....................................................    - 33 -
                                 -------------------
                         9.2.3.  Disposition of Assets...................................................    - 34 -
                                 ---------------------
                         9.2.4.  Compromise of Accounts..................................................    - 34 -
                                 ----------------------
                         9.2.5.  Payment of Claims.......................................................    - 34 -
                                 -----------------
                         9.2.6.  Filing of Motions and Applications......................................    - 34 -
                                 ----------------------------------
                         9.2.7.  Modifications to Orders.................................................    - 34 -
                                 -----------------------
                         9.2.8.  Fundamental Changes.....................................................    - 34 -
                                 -------------------
                         9.2.9.  Restricted Investments..................................................    - 34 -
                                 ----------------------
                         9.2.10.  Distributions.........................................................     - 34 -
                                  -------------
                         9.2.11.  Permitted Debt.........................................................    - 34 -
                                  --------------
                         9.2.12.  Conduct of Business....................................................    - 35 -
                                  -------------------
               9.3.  Financial Covenants.................................................................    - 35 -
                     -------------------

SECTION 10.    CONDITIONS PRECEDENT......................................................................    - 35 -
               10.1.  Conditions Precedent to Initial Credit Extensions..................................    - 35 -
                      -------------------------------------------------
               10.2.  Conditions Precedent to All Credit Extensions......................................    - 36 -
                      ---------------------------------------------
               10.3.  Limited Waiver of Conditions Precedent.............................................    - 37 -
                      --------------------------------------

SECTION 11.    EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.........................................    - 37 -
               11.1.  Events of Default..................................................................    - 37 -
                      -----------------
                      11.1.1.  Payment of Obligations....................................................    - 37 -
                               ----------------------
                      11.1.2.  Misrepresentations........................................................    - 37 -
                               ------------------
                      11.1.3.  Breach of Specific Covenants..............................................    - 37 -
                               ----------------------------
                      11.1.4.  Breach of Other Covenants.................................................    - 37 -
                               -------------------------
                      11.1.5.  Default Under Other DIP Financing Documents..............................     - 38 -
                               -------------------------------------------
                      11.1.6.  Cross-Defaults............................................................    - 38 -
                               --------------
                      11.1.7.  Uninsured Losses; Unauthorized Dispositions...............................    - 38 -
                               -------------------------------------------
                      11.1.8.  Certain Bankruptcy Events.................................................    - 38 -
                               -------------------------
                      11.1.9.  Change of Control.........................................................    - 39 -
                               ------------------
                      11.1.10.  Judgments................................................................    - 39 -
                                ---------
                      11.1.11.  Failure of DIP Financing Documents.......................................    - 39 -
                                ----------------------------------
                      11.1.12.  Material Adverse Effect.................................................     - 39 -
                                -----------------------
               11.2.  Acceleration of the Obligations...................................................     - 39 -
                      -------------------------------
                      11.3.  Remedies....................................................................    - 39 -
                             --------
                      11.4.  Setoff......................................................................    - 41 -
                             ------
                      11.5.  Remedies Cumulative; No Waiver..............................................    - 41 -
                             ------------------------------

SECTION 12.    AGENT.....................................................................................    - 41 -
               12.1.  Appointment, Authority and Duties of Agent.........................................    - 41 -
                      ------------------------------------------
               12.2.  Agreements Regarding Collateral....................................................    - 43 -
                      --------------------------------
               12.3.  Reliance By Agent..................................................................    - 44 -
                      -----------------
               12.4.  Action Upon Default................................................................    - 44 -
                      -------------------
               12.5.  Ratable Sharing....................................................................    - 45 -
                      ---------------
               12.6.  Indemnification of Agent...........................................................    - 45 -
                      ------------------------
               12.7.  Limitation on Responsibilities of Agent............................................    - 46 -
                      ----------------------------------------
               12.8.  Successor Agent and Co-Agents......................................................    - 46 -
                      -----------------------------
               12.9.  Consents, Amendments and Waivers...................................................    - 47 -
                      --------------------------------
               12.10. Due Diligence and Non-Reliance.....................................................    - 49 -
                      ------------------------------
               12.11. Representations and Warranties of Lenders.........................................     - 49 -
                      ------------------------------------------
               12.12. The Required Lenders...............................................................    - 49 -
                       -------------------
               12.13. Several Obligations................................................................    - 49 -
                      -------------------
               12.14. Agent in its Individual Capacity...................................................    - 50 -
                      --------------------------------
               12.15. No Third Party Beneficiaries.......................................................    - 50 -
                      ----------------------------
               12.16. Notice of Transfer.................................................................    - 50 -
                      ------------------
               12.17. Replacement of Certain Lenders.....................................................    - 50 -
                      -------------------------------
               12.18. Remittance of Payments and Collections.............................................    - 51 -
                      --------------------------------------

SECTION 13.    BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS......................................    - 51 -
               13.1.  Successors and Assigns.............................................................    - 51 -
                      ---------------------
               13.2.  Participations.....................................................................    - 51 -
                      --------------
                      13.2.1.  Permitted Participants; Effect............................................    - 51 -
                               ------------------------------
                      13.2.2.  Voting Rights.............................................................    - 52 -
                               -------------
                      13.2.3.  Benefit of Set-Off........................................................    - 52 -
                               ------------------
               13.3.  Assignments........................................................................    - 52 -
                      -----------
                      13.3.1.  Permitted Assignments.....................................................    - 52 -
                               ---------------------
                      13.3.2.  Effect; Effective Date....................................................    - 53 -
                               ----------------------
                      13.3.3.  Dissemination of Information..............................................    - 53 -
                               ----------------------------

SECTION 14.    MISCELLANEOUS.............................................................................    - 53 -
               14.1.  Power of Attorney..................................................................    - 53 -
                      -----------------
               14.2.  General Indemnity..................................................................    - 54 -
                      -----------------
               14.3.  Survival of All Indemnities........................................................    - 54 -
                      ---------------------------
               14.4.  Indulgences Not Waivers............................................................    - 54 -
                      -----------------------
               14.5.  Modification of Agreement..........................................................    - 54 -
                      -------------------------
               14.6.  Severability.......................................................................    - 55 -
                      -----------
               14.7.  Cumulative Effect; Conflict of Terms...............................................    - 55 -
                      ------------------------------------
               14.8.  Execution in Counterparts..........................................................    - 55 -
                      -------------------------
               14.9.  Agent's or Required Lenders' Consent...............................................    - 55 -
                      ------------------------------------
               14.10. Notices............................................................................    - 55 -
                      -------
               14.11. Time of Essence....................................................................    - 55 -
                      ---------------
               14.12. Entire Agreement; Appendix A, Exhibits and Schedules................................   - 55 -
                      ----------------------------------------------------
               14.13. Interpretation.....................................................................    - 56 -
                      --------------
               14.14. Obligations of Lenders Several.....................................................    - 56 -
               14.15. Governing Law......................................................................    - 56 -
                      -------------
               14.16. Waivers by Borrower................................................................    - 56 -
                      -------------------
               14.17. Not an "Alabama" Transaction.......................................................    - 56 -
                      ----------------------------


 EXHIBITS
 --------

     Exhibit A      Form of Revolver Note
     Exhibit B      Form of Notice of Conversion/Continuation
     Exhibit C      Form of Notice of Borrowing
     Exhibit D      Form of Compliance Certificate
     Exhibit E      Form of Assignment and Acceptance
     Exhibit F      Form of Notice
     Exhibit G      Preferred Supplier Continuous Credit Program

 SCHEDULES
 ---------

     Schedule 7.1.1  Locations of Collateral

                  POST-PETITION LOAN  AND  SECURITY  AGREEMENT


     This POST-PETITION LOAN AND SECURITY AGREEMENT is made on July 1, 1999, by and among GULF STATES STEEL, INC. OF ALABAMA, an Alabama corporation and a Chapter 11 debtor-in-possession ("Borrower"); the financial institutions listed on the signature pages hereof and their respective successors and assigns which become "Lenders" as provided herein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders pursuant to Section 12 hereof (together with its successors in such capacity, "Agent"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

                                R e c i t a l s:
                                ---------------

     Agent, Lenders and Borrower are parties to a certain Loan and Security Agreement dated November 13, 1997 (as amended, the "Pre-Petition Loan Agreement") pursuant to which Lenders have made loans and extended credit to Borrower secured by all or substantially all of Borrower's personal property assets (other than Equipment and Intellectual Property).

     Borrower is debtor-in-possession under Chapter 11 of the Bankruptcy Code in cases pending in the United States Bankruptcy Court for the Northern District of Alabama, Eastern Division (the "Court"), as Case No. 99-41958-JSS-11 (the "Chapter 11 Case"), and Borrower has requested that Lenders extend financing to Borrower in connection with the Chapter 11 Case in accordance with the provisions of this Agreement.

     Lenders are willing to make such loans subject to the terms and conditions of this Agreement, and subject to the terms and conditions set forth in an order of the Court approving the proposed financing.

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.  CREDIT FACILITIES

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other DIP Financing Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrower, in an aggregate amount up to $65,000,000, as follows:

     1.1. DIP Facility.
          ------------

          1.1.1.  Revolver Loans.  Each Lender agrees, severally to the extent
                  --------------
of its Commitment and not jointly with the other Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to Borrower on any Business Day during the period from the date hereof through the day before the Commitment Termination Date, not to exceed in aggregate principal amount outstanding at any time such Lender's Commitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that Lenders shall have no obligation to
                --------  -------
Borrower whatsoever to make any Revolver Loan if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolver Loans and Pending Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the Borrowing Base. Each Borrowing of Revolver Loans shall be funded by Lenders on a Pro Rata basis in accordance with their respective Commitments (except for Revolver Loans funded by Fleet as Settlement Loans). The Revolver Loans shall bear interest as set forth in Section 2.1 hereof. Each Revolver Loan shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Loans or LIBOR Loans.

          1.1.2.  Out-of-Formula Loans.  If the unpaid balance of Revolver Loans
                  --------------------
outstanding at any time should exceed the Borrowing Base at such time (an "Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the DIP Financing Documents. In the event that Lenders are willing in their sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable on demand and shall bear interest as provided in this Agreement for Revolver Loans generally.

          1.1.3.  Professional Expense Advances.  If, on the Commitment
                  -----------------------------
Termination Date, the amount of accrued and unpaid Professional Expenses (whether or not such Professional Expenses have been allowed by final order of the Court on such date) exceeds the balance in the Professional Expense Escrow on such date, then, notwithstanding any termination of the Commitments, any Default or Event of Default or non-compliance with any conditions precedent, Lenders shall, if they receive a request in writing to do so from Borrower within 45 days after the Commitment Termination Date, fund Revolver Loans in an aggregate amount equal to the lesser of (i) the excess of the accrued and unpaid Professional Expenses on the Commitment Termination Date over the balance in the Professional Expense Escrow on such date or (ii) the amount of the Professional
Expense Reserve on the date of request for funding by Lenders.   Promptly after
the Commitment Termination Date, Borrower shall report to Agent and Lenders the balance on hand in the Professional Expense Escrow as of the Commitment Termination Date, shall solicit from each Professional Person a statement of all accrued and unpaid Professional Expenses owing to such Professional Person as of the Commitment Termination Date and shall report to Agent and Lenders in writing the amount of Professional Expense Advances, if any, that Lenders are required to make pursuant to the provisions of this Section 1.1.3. The funding of such Revolver Loans after the Commitment Termination Date shall not operate to waive any Default or Event of Default, resurrect any Commitment or otherwise waive any right or remedy Agent or Lenders may have under any of the DIP Financing Documents, and all such Professional Expense Advances shall be treated as Revolver Loans and shall be entitled to all of the benefits and security of the DIP Financing Documents and the DIP Orders. Balances on hand in the Professional Expense Escrow shall be disbursed to pay Professional Expenses to the extent permitted by the DIP Orders or specifically allowed by other orders of the Court. If any Professional Expenses that accrued prior to the Commitment Termination Date are paid from the Professional Expense Escrow but are subsequently disallowed by final order of the Court, any amounts repaid to Borrower shall be turned over by Borrower to Agent for application to any unpaid Obligations or Pre-Petition Debt outstanding and the balance, if any, used to replenish the Professional Expense Escrow.

          1.1.4.  Use of Proceeds.  The proceeds of the Revolver Loans shall be
                  ---------------
used by Borrower during the pendency of the Chapter 11 Case exclusively for one or more of the following purposes: (i) first, to the payment of the Pre-Petition Debt from the proceeds of the initial Revolver Loans, to the extent authorized by the Court; (ii) to pay expenditures described in the Budget during the Interim Period and, after the Interim Period, to pay any expenses incurred in the ordinary course of business of Borrower; (iii) to pay fees required to be paid to the office of the Bankruptcy Administrator; (iv) to pay, or to fund deposits to the Professional Expense Escrow pursuant to the DIP Orders for the payment of, Professional Expenses of a Professional Person subject to allowance by the Court and Borrower's receipt of an itemized billing and expense statement from such Professional Person; (v) to pay, if and to the extent authorized by order of the Court, Claims arising prior to the Petition Date for payroll, payroll taxes and other payroll related items, insurance and Preferred Supplier Payables pursuant to the Preferred Supplier Continuous Credit Program, if and to the extent hereafter consented to by Agent and Lenders and approved by final order of the Court; (vi) to pay any of the Obligations; (vii) to pay interest accrued with respect to any Debt owing to Term Lender under any of the Term Lender Documents, but not the principal amount of any such Debt, unless, immediately after giving effect to such principal payment, Borrower has Availability of not less than $7,000,000; and (viii) to pay other expenses authorized by the Court after notice and hearing. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of Revolver Loans be used to pay Professional Expenses incurred in connection with the assertion of or joinder in any claim, counterclaim, action, contested matter, objection, defense or other proceeding, the purpose of which is to seek or the result of which would be to obtain any order, judgment, declaration, or similar relief (a) invalidating, setting aside, avoiding or subordinating, in whole or in part, any of the Pre-Petition Debt or Obligations or Liens and security interests in any of the Collateral granted to Agent under this Agreement or the DIP Orders or under any of the Pre-Petition Loan Documents; (b) declaring any of the DIP Financing Documents or Pre-Petition Loan Documents to be invalid, not binding or unenforceable in any respect; (c) preventing, enjoining, hindering or otherwise delaying Agent's or any Lender's enforcement of any of the DIP Financing Documents or Pre-Petition Loan Documents or any realization upon any Collateral (unless such enforcement or realization is in direct violation of an explicit provision in any of the DIP Orders); (d) declaring any Liens granted or purported to be granted under any of the DIP Financing Documents or Pre-Petition Loan Documents to have a priority other than the priority set forth therein or in the Intercreditor Agreement; or (e) objecting to the amount or method of calculation by Agent or Lenders of the Pre-Petition Debt or any of the Obligations or any accounting rendered by Agent or Lenders with respect to any of those obligations.

          1.1.5.  Revolver Notes.  The Revolver Loans made by each Lender and
                  --------------
interest accruing thereon shall be evidenced by the records of Agent and such Lender and by the Revolver Note payable to such Lender (or the assignee of such Lender), which shall be executed by Borrower, completed in conformity with this Agreement and delivered to such Lender on the Closing Date. All outstanding principal amounts and accrued interest under the Revolver Loans shall be due and payable as set forth in Section 4.2 hereof.

     1.2. LC Facility.
          -----------

          1.2.1.  Procurement of Letters of Credit.  During the period from the
                  --------------------------------
date hereof to (but excluding) the 30th day prior to the last day of the DIP Term, and provided no Default or Event of Default exists, Fleet agrees to establish the LC Facility pursuant to which Fleet shall procure from Bank one or more Letters of Credit on Borrower's request therefor from time to time, subject to the following terms and conditions:

             (i) Borrower acknowledges that Bank's willingness to issue any Letter of Credit is conditioned upon Bank's receipt of (A) the LC Support duly executed and delivered to Bank by Fleet, (B) an LC Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Fleet shall have no obligation to execute any LC Support or to join with Borrower in executing an LC Application unless (x) Fleet receives an LC Request from Borrower at least 3 Business Days prior to the date on which Borrower desires to submit such LC Application to Bank and (y) each of the LC Conditions is satisfied on the date of Fleet's receipt of the LC Request and at the time of the requested execution of the LC Application. Any Letter of Credit issued on the Closing Date shall be for an amount in Dollars that is greater than $250,000. In no event shall Fleet or any other Lender have any liability or obligation to Borrower or any Subsidiary for any failure or refusal by Bank to issue, for Bank's delay in issuing, or for any error of Bank in issuing any Letter of Credit.

             (ii) Letters of Credit may be requested by Borrower only if they are to be used (a) to support obligations of Borrower incurred in the ordinary course of its business, as presently conducted, on a standby basis or (b) for such other purposes as Agent and Lenders may approve from time to time in writing.

             (iii) Borrower shall comply with all of the terms and conditions imposed on Borrower by Bank, whether such terms and conditions are contained in an LC Application or in any agreement with respect thereto, and subject to the rights of Bank, each Lender shall have the same rights and remedies that Bank has under any agreements that Borrower may have with Bank in addition to any rights and remedies contained in any of the DIP Financing Documents. Borrower agrees to reimburse Bank for any draw under any Letter of Credit immediately as hereinafter provided, and to pay Bank the amount of all other liabilities and obligations payable to Bank under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that Borrower may have at any time against Bank or any other Person. If Fleet shall pay any amount under a LC Support with respect to any Letter of Credit, then Borrower shall pay to Lender, in Dollars on the first Business Day following the date on which payment was made by Lender under such LC Support (the "Reimbursement Date"), an amount equal to the amount paid by Lender under such LC Support, together with interest from and after the date of Lender's payment under such LC Support until payment in full is made by Borrower at a variable rate per annum in effect from time to time hereunder for Revolver Loans constituting Base Rate Loans. Until Fleet has received payment from Borrower in accordance with the foregoing provisions of this clause (iii), Fleet, in addition to all of its other rights and remedies under this Agreement, shall be fully subrogated to (A) the rights and remedies of Bank as issuer of the Letter of Credit under any agreement with Borrower relating to the issuance of such Letter of Credit, and (B) the right and remedies of each beneficiary under such Letter of Credit whose claims against Borrower has been discharged with the proceeds of such Letter of Credit.

             (iv) Borrower assumes all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary thereof. The obligations of Borrower to reimburse Fleet for any payment made by Fleet under the LC Support shall be absolute, unconditional and irrevocable and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which Borrower may have at any time against a beneficiary of any Letter of Credit, or improper honor by Bank of any draw request under a Letter of Credit. If presentation of a demand, draft, certificate or other document does not comply with the terms of a Letter of Credit and Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Bank for any payment made with respect thereto, Borrower shall nevertheless be obligated to reimburse Fleet for any payment made under the LC Support with respect to such Letter of Credit, but without waiving any claim Borrower may have against Bank in connection therewith. All disputes regarding any Letter of Credit shall be resolved by Borrower directly with Bank.

             (v) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC Conditions are met as though a new Letter of Credit were being requested and issued.

             1.2.2. Participations.
                    --------------

                    (i) Immediately upon the issuance by Bank of any Letter of Credit, each Lender (other than Fleet) shall be deemed to have irrevocably and unconditionally purchased and received from Fleet, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in all LC Outstandings arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolver Loans and LC Outstandings then outstanding, exceeds such Lender's Commitment.

               (ii) If Fleet makes any payment under an LC Support and Borrower does not repay or cause to be repaid the amount of such payment on the Reimbursement Date, Fleet shall promptly notify Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly (and in any event within 1 Business Day after its receipt of notice from Agent) and unconditionally pay to Agent, for the account of Fleet, in Dollars in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Agent shall promptly pay such amounts to Fleet. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Agent on a timely basis as herein provided, such Lender agrees to pay to Agent for the account of Fleet, forthwith on demand, such amount together with interest thereon at the Federal Funds Rate until paid. The failure of any Participating Lender to make available to Agent for the account of Fleet such Participating Lender's Pro Rata share of the LC Outstandings shall not relieve any other Participating Lender of its obligation hereunder to make available to Agent its Pro Rata share of the LC Outstandings, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Agent its Pro Rata share of the LC Outstandings on the date such payment is to be made.

               (iii) Whenever Fleet receives a payment on account of the LC Outstandings, including any interest thereon, as to which Agent has previously received payments from any Lender for the account of Fleet, Fleet shall promptly pay to each Participating Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof.

               (iv) The obligation of each Participating Lender to make payments to Agent for the account of Fleet in connection with Fleet's payment under a LC Support shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for Fleet's gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not Borrower may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other DIP Financing Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense any Obligor may have with respect to any of the Obligations.

               (v) Neither Fleet nor any of its officers, directors, employees or agents shall be liable to any Participating Lenders for any action taken or omitted to be taken under or in connection with any of the LC Documents except as a result of actual gross negligence or willful misconduct on the part of Fleet. Fleet does not assume any responsibility for any failure or delay in performance or breach by Borrower or any other Person of any of its obligations under any of the LC Documents. Fleet does not make to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, the LC Documents, or any Obligor. Fleet shall not be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of Borrower or any other Obligor or any Account Debtor. In connection with its administration of and enforcement of rights or remedies under any of the LC Documents, Fleet shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by Fleet, in good faith, to be genuine and correct and to have been signed or sent or made by a proper Person. Fleet may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under the LC Documents and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advise given by such experts. Fleet may employ agents and attorneys-in-fact in connection with any matter relating to the LC Documents and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected by Fleet with reasonable care. Fleet shall not have any liability to any Participating Lender by reason of Fleet's refraining to take any action under any of the LC Documents without having first received written instructions from the Required Lenders to take such action.

          1.2.3.  Cash Collateral Account.  If any LC Outstandings, whether or
                  -----------------------
not then due or payable, shall for any reason be outstanding (i) at any time when an Event of Default has occurred and is continuing, (ii) on any date that Availability is less than zero, or (iii) on or at any time after the Commitment Termination Date, then Borrower shall, on Agent's request, forthwith deposit with Agent, in cash, an amount equal to the maximum aggregate amount of all LC Outstandings then outstanding. If Borrower fails to make such deposit on the first Business Day following Agent's demand therefor, Lenders may (and shall upon direction of the Required Lenders) advance such amount as Revolver Loans (whether or not an Out-of-Formula Condition is created thereby). Such cash (together with any interest accrued thereon) shall be held by Agent in the Cash Collateral Account and may be invested, in Agent's discretion, in Cash Equivalents. Borrower hereby pledges to Agent and grants to Agent a security interest in, for the benefit of Agent in such capacity and for the Pro Rata benefit of Lenders, all Cash Collateral held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all Obligations, whether or not then due or payable. From time to time after cash is deposited in the Cash Collateral Account, Agent may apply Cash Collateral then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Agent or any Lender with respect to the LC Outstandings which may be then outstanding. Neither Borrower nor any other Person claiming by, through or under or on behalf of Borrower shall have any right to withdraw any of the Cash Collateral held in the Cash Collateral Account, including any accrued interest, provided that upon termination or expiration of all Letters of Credit and the payment and satisfaction of all of the LC Outstandings outstanding, any Cash Collateral remaining in the Cash Collateral Account shall be returned to Borrower unless an Event of Default then exists (in which event Agent may apply such Cash Collateral to the payment of any other Obligations outstanding, with any surplus to be turned over to Borrower).

          1.2.4.  Indemnifications.
                  ----------------

                  (i) In addition to any other indemnity that Borrower may have to Agent or any Lender under any of the other DIP Financing Documents and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify and defend each of the Agent Indemnitees and Lender Indemnitees and to hold each of the Agent Indemnitees and Lender Indemnitees harmless from and against any and all Claims which any of the Agent Indemnitees or any of the Lender Indemnitees may (other than as the actual result of their own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit or LC Support or (b) any suit, investigation or proceeding as to which Agent or any Lender is or may become a party to as a consequence, directly or indirectly, of the issuance of any Letter of Credit or any LC Support or the payment or failure to pay thereunder.

                   (ii) Each Participating Lender agrees to indemnify and defend each of the Fleet Indemnitees (to the extent the Fleet Indemnitees are not reimbursed by Borrower or any other Obligor, but without limiting the indemnification obligations of Borrower under this Agreement), on a Pro Rata basis, from and against any and all Claims which may be imposed on, incurred by or asserted against any of the Fleet Indemnitees in any way related to or arising out of Fleet's administration or enforcement of rights or remedies under any of the LC Documents or any of the transactions contemplated thereby (including costs and expenses that Borrower is obligated to pay under Section 14.2 hereof), provided that no Participating Lender shall be liable to any of the Fleet Indemnitees for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of any Fleet Indemnitees.

SECTION 2.  INTEREST, FEES AND CHARGES

     2.1.  Interest.
           --------

           2.1.1.  Rates of Interest.  Borrower agrees to pay interest in
                   -----------------
respect of all unpaid principal amounts of the Revolver Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the applicable rate indicated below:

                   (i) for Revolver Loans made or outstanding as Base Rate Loans, .75% plus the Base Rate in effect from time to time; or

                   (ii) for Revolver Loans made or outstanding as LIBOR Loans, 3.00% plus the relevant Adjusted LIBOR Rate for the applicable Interest Period selected by Borrower in conformity with this Agreement.

          Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrower, Agent shall promptly notify Borrower thereof by telephone and, if so requested by Borrower, confirmed in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Revolver Loans bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Revolver Loan shall accrue from and including the date on which such Revolver Loan is made, converted to a Revolver Loan of another Type or continued as a LIBOR Loan to (but excluding) the date of any repayment thereof; provided,
                                                                 --------
however, that, if a Revolver Loan is repaid on the same day made, one day's
-------
interest shall be paid on such Revolver Loan. The Base Rate on the date hereof is 8.0 % per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 8.75 % per annum with respect to any portion of the Revolver Loans bearing interest as a Base Rate Loan. From and after the occurrence of an Event of Default, interest shall accrue hereunder at the Default Rate.

           2.1.2.  Conversions and Continuations.
                   -----------------------------

                   (i) Borrower may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Revolver Loan of one Type into a Revolver Loan of another Type; provided, however,
                                                            --------  -------
     that no outstanding Revolver Loans may be converted into or continued as LIBOR Loans when any Default or Event of Default exists. Any conversion of a LIBOR Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan. Any conversion or continuation made with respect to less than the entire outstanding balance of the Revolver Loans, must be allocated among Lenders on a Pro Rata basis, and the Interest Period for Revolver Loans converted into or continued as LIBOR Loans shall be coterminous for each Lender.

                  (ii) Whenever Borrower desires to convert or continue Revolver Loans under Section 2.1.2(i), Borrower shall give Agent written notice (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit B ("Notice of Conversion/Continuation"), signed by
                    ---------
     an authorized officer of Borrower, at least 2 Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Loans and on the requested conversion date, in the case of a conversion into Base Rate Loans. Promptly after receipt of a Notice of Conversion/Continuation, Agent shall notify each Lender in writing of the proposed conversion or continuation. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Revolver Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Revolver Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Loans Borrower shall have failed to deliver the Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

          2.1.3.  Interest Periods.  In connection with the making or
                  ----------------
continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall end on a numerically corresponding day in the first, second or third month thereafter; provided, however, that:
                                  --------  -------

                  (i) the initial Interest Period for a LIBOR Loan shall commence on the date of such Borrowing (including the date of any conversion from a Revolver Loan of another Type) and each Interest Period occurring thereafter in respect of such Revolver Loan shall commence on the date on which the next preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

                  (iv) no Interest Period with respect to any portion of principal of a Revolver Loan shall extend beyond a date on which Borrower is required to make a scheduled payment of such portion of principal;

                  (v) no Interest Period shall extend beyond the last day of the DIP Term ; and

                  (vi) there shall be no more than 5 Interest Periods in effect at any one time.

           2.1.4.  Interest Rate Not Ascertainable.  If Agent shall determine
                   -------------------------------
(which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or any Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower of such determination. Until Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lenders to make LIBOR Loans shall be suspended, and such affected Revolver Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

           2.1.5.  Default Rate of Interest.  Interest shall accrue at the
                   ------------------------
Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) until paid in full, and
(ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) upon the earliest to occur of (x) Borrower's receipt of notice from Agent of Required Lenders' election to charge the Default Rate based upon the existence of any Event of Default (which notice Agent shall send only with the consent or at the direction of the Required Lenders) or (y) the commencement by or against Borrower of an Insolvency Proceeding (other than the Chapter 11 Case), whether or not under the circumstances described in either clause (i) or (ii) hereof Agent or Lenders elect to accelerate the maturity or demand payment of any of the Obligations.
To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and to the unpaid principal amount of the Obligations during any Insolvency Proceeding of Borrower. Borrower acknowledges that the cost and expense to Agent and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lender for such added cost and expense.

     2.2.  Fees.
           ----

           2.2.1.  Commitment Fee.  Borrower shall pay to Agent a commitment fee
                   --------------
of $350,000, which shall be fully earned and, except to the extent otherwise required by Applicable Law, non-refundable and shall be paid concurrently with the funding of the initial Revolver Loans hereunder. Agent shall distribute $175,000 of the commitment fee to Congress and $175,000 of the commitment fee to Fleet.

           2.2.2.  Unused Line Fee.  Borrower shall pay to Agent, for the Pro
                   ---------------
Rata benefit of Lenders, a fee equal to .375% per annum of the amount by which the Average Loan Balance for any month (or portion thereof that the agreement is in effect) is less than $65,000,000, such fee to be paid on the first day of the following month; but if this Agreement is terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

           2.2.3.  LC Facility Fees.  Borrower shall pay all fees at any time
                   ----------------
payable to Bank for each Letter of Credit, including an issuance charge for each Letter of Credit in such amount as Bank may customarily charge therefor and a charge of $100 for each amendment to a Letter of Credit. In no event shall Fleet be liable to Bank, Borrower or any other Person for any fees payable in respect of any Letter of Credit by reason of Fleet's joining in any LC Application or otherwise. Borrower shall also pay to Agent, for the Pro Rata benefit of Lenders:

                   (i) for each standby Letter of Credit, a fee equal to 2% per annum of the face amount of such Letter of Credit, payable on the issuance of such Letter of Credit, and an additional fee equal to 1% per annum of the face amount of such Letter of Credit payable upon each renewal thereof and each extension thereof, all of which fees and charges shall be deemed fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

                   (ii) for each documentary Letter of Credit, a fee equal to 2% per annum of the face amount of each such Letter of Credit, payable upon the issuance of such Letter of Credit and an additional fee equal to 1% per annum of the face amount of such Letter of Credit payable upon each renewal thereof, and each extension thereof, which fees and charges shall be fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, shall be due and payable on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

           2.2.4.  Termination Fee.   A termination fee shall be due and payable
                   ---------------
as set forth in Section 5.2.3 herein.

           2.2.5.  Audit and Appraisal Fees.  Borrower shall be obligated to
                   ------------------------
reimburse Agent and Lenders for all reasonable costs and expenses incurred by Agent or any Lender in connection with all audits and appraisals of any Obligor's books and records and such other matters pertaining to any Obligor or
any Collateral as Agent or any such Lender shall deem appropriate.   On the
Closing Date, Borrower shall be obligated to pay to Fleet all reasonable out-of-pocket expenses incurred by Fleet in connection with the audit and appraisal of Borrower's business and Properties prior to the Closing Date.

           2.2.6.  Collateral Monitoring Fee.  In consideration of the Agent's
                   -------------------------
role in monitoring Collateral, Borrower shall pay to Agent an annual collateral monitoring fee of $60,000 per year, which fee shall be payable monthly in advance in an amount equal to 1/12th of such fee, commencing on the Closing Date and on the first day of each month thereafter.

           2.2.7.  General Provisions.  All fees shall be fully earned by the
                   ------------------
identified recipient thereof pursuant to the foregoing provisions of this Agreement on the due date thereof and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in Section 2.2 are and shall be deemed to be for compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

     2.3.  Computation of Interest and Fees.   Interest shall be calculated on a
           --------------------------------
daily basis, commencing on the date hereof, and shall be payable monthly, in arrears, on the first day of each month. All interest, fees and other charges provided for in this Agreement shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. Borrower acknowledges that the calculation of interest on the basis of a 360-day year, as opposed to a year of 365 days, results in a higher effective rate of interest hereunder. For purposes of computing interest hereunder, all Payment Items received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) one Business Day after the Agent receives such items in immediately available funds in the Payment Account, and Agent shall be deemed to have received such Payment Item on the date specified in Section 4.6 hereof.

     2.4.  Reimbursement of Expenses.  If, at any time or times regardless of
           -------------------------
whether or not an Event of Default then exists, Agent, any Lender or any Participant incurs legal or accounting expenses or any other out-of-pocket costs or expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other DIP Financing Documents, any amendment of or modification of this Agreement or any of the other DIP Financing Documents, or any sale or attempted sale of any interest herein to a Participant; (ii) the administration of this Agreement or any of the other DIP Financing Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, an Obligor or any other Person) in any way relating to the Collateral, this Agreement or any of the other DIP Financing Documents or Borrower's affairs;
(iv) any attempt to enforce any rights of Agent, any Lender or any Participant against Borrower or any other Person which may be obligated to Agent or a Lender by virtue of this Agreement or any of the other DIP Financing Documents, including the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses and other out-of-pocket costs and expenses of Agent or any Lender shall be charged to Borrower. Without limiting the generality of the foregoing, Borrower shall promptly reimburse Agent for any Extraordinary Expenses incurred by Agent. All amounts chargeable to or to be reimbursed by Borrower under this section shall be Obligations secured by all of the Collateral and shall be payable on demand to Agent, Lenders or to such Participant, as the case may be.

     2.5.  Bank Charges.  Borrower shall pay to Agent, on demand, any and all
           ------------
fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including any fees paid by Agent or any Lender to any Participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower by Agent or any Lender of proceeds of Revolver Loans made by Lenders to Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any Lender on account of the Obligations. Borrower acknowledges and agrees that Agent may charge such costs, fees and expenses to Borrower based upon Agent's good faith estimate of such costs, fees and expenses as they are incurred by Agent or any Lender.

     2.6.  Illegality.  Notwithstanding anything to the contrary contained
           ----------
elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time such Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in such market, then such Lender shall after such determination give Agent and Borrower notice thereof and may thereafter (1) declare that LIBOR Loans will not thereafter be made by such Lender, whereupon any request by Borrower for a LIBOR Loan shall be deemed a request for a Base Rate Loan unless such Lender's declaration shall be subsequently withdrawn (which declaration shall be withdrawn promptly after the cessation of the circumstances described in clause (i) or (ii) above); and (2) require that all outstanding LIBOR Loans made by such Lender be converted to Base Rate Loans, under the circumstances of clause (i) or (ii) of this Section
2.6 insofar as such Lender determines the continuance of LIBOR Loans to be impracticable, in which event all such LIBOR Loans shall be converted automatically to Base Rate Loans as of the date of Borrower's receipt of the aforesaid notice from such Lender.

     2.7.  Increased Costs.  If, by reason of (a) the introduction of or any
           ---------------
change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (b) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                   (i) any Lender shall be subject after the date hereof, to any Tax, duty or other charge with respect to any LIBOR Loan or its obligation to make LIBOR Loans, or a change shall result in the basis of taxation of payment to any Lender of the principal of or interest on its

     LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of Tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal executive office is located); or

                   (ii) any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligation to make LIBOR Loans shall be imposed on such Lender or the London interbank market;

and, as a result thereof, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Loans), or there shall be a reduction in the amount received or receivable by such Lender, then such Lender shall promptly after determining such increased costs give Borrower notice thereof, and Borrower shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to Agent), pay to Agent for the account of such Lender, within 5 Business Days after the date specified in such notice and demand, an additional amount sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower by such Lender, shall be final, conclusive and binding for all purposes, absent manifest error.

     If any Lender shall advise Agent at any time that, because of the circumstances described hereinabove in this Section 2.7 or any other circumstances arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the Adjusted LIBOR Rate, as determined by Agent, will not adequately and fairly reflect the cost to such Lender of funding LIBOR Loans, then, and in any such event:

                   (i) Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and Lenders of such advice;

                   (ii) Borrower's right to request and such Lender's obligation to make LIBOR Loans shall be immediately suspended and Borrower's right to continue a LIBOR Loan as such beyond the then applicable Interest Period shall also be suspended, until each condition giving rise to such suspension no longer exists; and

                   (iii) such Lender shall make a Base Rate Loan as part of the requested Borrowing of LIBOR Loans, which Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

     For purposes of this Section 2.7, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

     2.8.  Capital Adequacy. If any Lender determines that after the date hereof
           ----------------
(a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by such Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of such Lender's commitment to make the Revolver Loans pursuant hereto by any amount deemed by such Lender to be material:

                   (i) Agent shall promptly, after its receipt of a certificate from such Lender setting forth such Lender's determination of such occurrence, give notice thereof to Borrower and Lenders; and

                   (ii) Borrower shall pay to Agent, for the account of such Lender, as an additional fee from time to time, on demand, such amount as such Lender certifies to be the amount reasonably calculated to compensate such Lender for such reduction.

     A certificate of such Lender claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such Lender (including the basis for such Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method. For purposes of this Section 2.8 all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

     2.9.  Funding Losses.  Borrower shall compensate Lenders, upon Agent's
           --------------
written request (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including any interest paid by a Lender to lenders of funds borrowed by such Lender to make or carry its LIBOR Loans to the extent not recovered by such Lender in connection with the re-employment of such funds), which any Lender may sustain: (i) if for any reason (other than a default by such Lender) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to Section 2.1.2 hereof) of any its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrower defaults in its obligation to repay LIBOR Loans when required by the terms of this Agreement. For purposes of this Section 2.9, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender. The calculations of all amounts payable to a Lender under this Section 2.9 shall be made as though such Lender had actually funded or committed to fund its LIBOR Loan through the purchase for an underlying deposit in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period for such LIBOR Loan; provided, however, any Lender may fund its LIBOR Loans in any manner it
      --------  -------
deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.9.

     2.10. Maximum Interest.  Regardless of any provision contained in this
           ----------------
Agreement or any of the other DIP Financing Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Agent and Lenders pursuant to the terms of this Agreement or any of the other DIP Financing Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other DIP Financing Documents or the exercise by Agent of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the DIP Financing Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Agent or any Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Agent and Lenders do not intend to collect any unearned interest in the event of any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement, and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Agent or any Lender hereunder or under any of the other DIP Financing Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Agent or any Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Agent or any Lender, all interest at any time contracted for, charged or received from Borrower in connection with any of the DIP Financing Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower, Agent and Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section 2.10 shall be deemed to be incorporated into every DIP Financing Document (whether or not any provision of this Section is referred to therein). All such DIP Financing Documents and communications relating to any Interest owed by Borrower, and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.

SECTION 3. LOAN ADMINISTRATION

     3.1.  Manner of Borrowing and Funding Revolver Loans.  Borrowings under the
           ----------------------------------------------
Commitments established pursuant to Section 1 hereof shall be made and funded as follows:

           3.1.1.  Notice of Borrowing.
                   -------------------

                   (i) Whenever Borrower desires to make a Borrowing under this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 2.1.2), Borrower shall give Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of Exhibit C annexed hereto and signed by an authorized officer of such
     ---------
     Borrower. Such Notice of Borrowing shall be given by Borrower no later than 2:00 p.m. at the office of Agent designated by Agent from time to time
     (a) on the Business Day of the requested funding date of such Borrowing, in the case of Base Rate Loans, and (b) at least 2 Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Loans. Notices received after 2:00 p.m. shall be deemed received on the next Business Day. The Revolver Loans made by each Lender on the Closing Date shall be in excess of $250,000 and shall be made as Base Rate Loans and thereafter may be made or continued as or converted into Base Rate Loans or LIBOR Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing,
     (b) the date of Borrowing (which shall be a Business Day), (c) whether the

     Borrowing is to consist of Base Rate Loans or LIBOR Loans, (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrower to which the proceeds of such Borrowing are to be disbursed. Borrower may not request any LIBOR Loans if a Default or Event of Default exists.

                  (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other DIP Financing Documents as principal, accrued interest, fees or other charges shall be deemed irrevocably to be a request for Revolver Loans on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Neither Agent nor any Lender shall have any obligation to Borrower to honor any deemed request for a Revolver Loan when an Out-of-Formula Condition exists or would result therefrom, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default.

                  (iii) As an accommodation to Borrower, Agent and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrower; provided, however, that Borrower shall confirm each such telephonic request
     --------  -------
     for a Borrowing of LIBOR Loans by delivery of the required Notice of Borrowing to Agent by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Unless Borrower specifically directs Agent and Lenders in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Agent nor any Lender shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by Borrower and neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

          3.1.2.  Fundings by Lenders.  Subject to its receipt of notice from
                  -------------------
Agent that Agent has received a Notice of Borrowing as provided in Section 3.1.1 (except in the case of a deemed request by Borrower for a Revolver Loan as provided in Sections 3.1.1(ii) or 3.1.3(ii) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested by Borrower and that Borrower is entitled to receive under this Agreement. Agent shall endeavor to notify Lenders of each Notice of Borrowing by 11:00 a.m. on the proposed funding date (in the case of Base Rate Loans) and Agent shall notify Lenders of each Notice of Borrowing by 3:00 p.m. at least 2 Business Days before the proposed funding date (in the case of LIBOR Loans). Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Borrowing requested by Borrower at Agent's designated bank in immediately available funds not later than 4:00 p.m. on the date of funding of such Borrowing, unless Agent's notice to Lenders is received after 11:00 a.m. on the proposed funding date of a Base Rate Loan, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. of the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall, and provided it has not received notice from a Lender that one or more of the applicable conditions set forth in Section 10 is not satisfied, make the proceeds of the Revolver Loans received by it available to Borrower by disbursing such proceeds as provided in Section 3.1.4 hereof. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Borrowing, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to Borrower on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Agent, then, if Agent has disbursed to Borrower an amount corresponding to such share, then such Lender agrees to pay (whether or not any Default or Event of Default then exists), and, in addition, Borrower agrees to repay to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of Borrower until the date such amount is paid or repaid to Agent, (a) in the case of Borrower, at the interest rate applicable to such Borrowing and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such Lender and Borrower shall have repaid such corresponding amount, Agent shall promptly return to Borrower such corresponding amount in same day funds.

          3.1.3.  Settlement and Settlement Loans.
                  -------------------------------

                  (i) In order to facilitate the administration of the Revolver Loans under this Agreement, Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that settlement among them with respect to the Revolver Loans may take place on a periodic basis on dates determined from time to time by Agent (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 10 of this Agreement have been met. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the Settlement Report delivered by Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolver Loans and participations in LC Outstandings then outstanding. Agent shall request settlement with the Lenders on a basis not less frequently than once every 5 Business Days.

                  (ii) Between Settlement Dates, Agent may request Fleet to advance, and Fleet may, but shall in no event be obligated to, advance to Borrower out of Fleet's own funds the entire principal amount of any Borrowing of Revolver Loans that are Base Rate Loans requested or deemed requested pursuant to this Agreement (any such Revolver Loan funded exclusively by Fleet being referred to as a "Settlement Loan"). Each Settlement Loan shall constitute a Revolver Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolver Loans, except that all payments thereon shall be payable to Fleet solely for its own account. The obligation of Borrower to repay such Settlement Loans to Fleet shall be evidenced by the records of Fleet and need not be evidenced by any promissory note. Agent shall not request Fleet to make any Settlement Loan if (A) Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Section 10 hereof will not be satisfied on the requested funding date for the applicable Borrowing or (B) Agent has knowledge that the requested Borrowing would exceed the amount of Availability on the funding date. Fleet shall not be required to determine whether the applicable conditions precedent set forth in Section 10 hereof have been satisfied or the requested Borrowing would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Settlement Date, or, if earlier, upon demand by Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. Borrower shall be deemed to have requested Revolver Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and the proceeds of such Revolver Loans shall be applied to the repayment of such Settlement Loans. Agent shall notify Lenders of the outstanding balance of Revolver Loans prior to 1:00 p.m. on each Settlement Date and each Lender shall deposit with Agent an amount equal to its Pro Rata share of the amount of Revolver Loans deemed requested in immediately available funds not later than 4:00 p.m. on such Settlement Date, and without regard to whether any Default or Event of Default exists, any of the conditions in Section 10 are not satisfied or the Commitment Termination Date has occurred. If any Settlement Loan is not repaid on the due date thereof, then on the second Business Day after

     Fleet's request each Lender (other than Fleet) shall purchase a participating interest in such Settlement Loan in an amount equal to its Pro Rata share of such Settlement Loan by transferring to Fleet, in immediately available funds, the amount of such participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolver Loans generally may be used in accordance with Section 1.1.4 hereof. If any amounts received by Fleet in respect of any Settlement Loans are later required to be returned or repaid by Fleet to Borrower or any other Obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by Fleet with notice to Agent, pay to Agent for the account of Fleet, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by Fleet.

          3.1.4.  Disbursement Authorization.  Borrower hereby irrevocably
                  --------------------------
authorizes Agent to disburse the proceeds of each Revolver Loan requested by Borrower, or deemed to be requested pursuant to Section 3.1.1 or Section 3.1.3(ii), as follows: (i) the proceeds of each Revolver Loan requested under
Section 3.1.1(i) shall be disbursed by Agent in accordance with the terms of the written disbursement letter from Borrower in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to the Funding Account or such bank account as may be agreed upon by Borrower and Agent from time to time in writing; and (ii) the proceeds of each Revolver Loan requested under Section 3.1.1(ii) or Section 3.1.3(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation. Any proceeds received by Borrower or in payment of any of the Obligations shall be deemed to have been received by Borrower.

     3.2. Defaulting Lender.  If any Lender shall, at any time, fail to make any
          -----------------
payment to Agent or Fleet that is required hereunder, Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Agent may elect in its sole discretion. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make the full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate.
The failure of any Lender to fund its portion of any Revolver Loan shall not relieve any other Lender of its obligation, if any, to fund its portion of the Revolver Loan on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Revolver Loan to be made by such Lender on the date of any Borrowing. Solely for purposes of voting or consenting to matters with respect to any of the DIP Financing Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Commitment shall be deemed to be zero
(0). The provisions of this Section 3.2 shall be solely for the benefit of Agent and Lenders and may not be enforced by Borrower.

     3.3. Special Provisions Governing LIBOR Loans.
          ----------------------------------------

          3.3.1.  Number of LIBOR Loans.  In no event may the number of LIBOR
                  ---------------------
Loans outstanding at any time to any Lender exceed 5.

          3.3.2.  Minimum Amounts.  Each election of LIBOR Loans pursuant to
                  ---------------
Section 3.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 2.1.2 hereof, shall be in a minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount.

          3.3.3.  LIBOR Lending Office.  Each Lender's initial LIBOR Lending
                  --------------------
Office is set forth opposite its name on the signature pages hereof. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrower for increased costs or expenses resulting solely from such designation or transfer. Increased costs or expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

      3.4. All Revolver Loans to Constitute One Obligation.  The Revolver Loans
           -----------------------------------------------
shall constitute one general Obligation of Borrower and shall be secured by Agent's Lien upon all of the Collateral; provided, however, that Agent and each
                                         --------  -------
Lender shall be deemed to be a creditor of Borrower and the holder of a separate claim against Borrower to the extent of any Obligations owed by Borrower to Agent or such Lender.

SECTION 4. PAYMENTS

      4.1. General Payment Provisions.  All payments (including all prepayments)
           --------------------------
of principal of and interest on the Revolver Loans, LC Outstandings and other Obligations that are payable to Agent or any Lender shall be made to Agent in Dollars without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 12:00 noon on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business Day). All payments received by Agent shall be distributed by Agent to Lenders on a Pro Rata basis, subject to the right of offset that Agent may have as to amounts otherwise to be remitted to a particular Lender by reason of amounts due Agent from such Lender under any of the DIP Financing Documents and Agent shall give such Lender concurrent notice therewith.

      4.2. Repayment of Revolver Loans.
           ---------------------------

           4.2.1. Payment of Principal.  The outstanding principal amounts with
                  --------------------
respect to the Revolver Loans shall be due and payable as follows:

                  (i) Any portion of the Revolver Loans consisting of the principal amount of Base Rate Loans shall be paid by Borrower to Agent, for the Pro Rata benefit of Lenders (or, in the case of Settlement Loans, for the sole benefit of Fleet) unless timely converted to a LIBOR Loan in accordance with this Agreement, immediately upon (a) each receipt by Agent, any Lender or Borrower of any proceeds of any of the Accounts or Inventory, to the extent of such proceeds, (b) the Commitment Termination Date, and
     (c) in the case of Settlement Loans, the earlier of Fleet's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                  (ii) Any portion of the Revolver Loans consisting of the principal amount of LIBOR Loans shall be paid by Borrower to Agent, for the Pro Rata benefit of Lenders, unless converted to a Base Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, upon (a) the last day of the Interest Period applicable thereto and (b) the Commitment Termination Date. In no event shall Borrower be authorized to pay any LIBOR Loan prior to the last day of the Interest Period applicable thereto unless (x) otherwise agreed in writing by Agent or Borrower is otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and (y) Borrower pays to Agent, for the Pro Rata benefit of Lenders and concurrently with any prepayment of a LIBOR Loan, the amount due Agent and Lenders under Section
     2.9 hereof as a consequence of such prepayment.

                  (iii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrower shall, on the sooner to occur of Agent's demand or the first Business Day after Borrower has obtained knowledge of such Out-of-Formula Condition, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess; and, if such payment of Base Rate Loans is not sufficient to eliminate the Out-of-Formula Condition, then Borrower shall immediately either (a) deposit with Agent, for the Pro Rata benefit of Lenders, for application to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to eliminate such Out-of-Formula Condition, to be held by Agent pending disbursement of same to Lenders, but subject to Agent's Lien thereon and rights of offset with respect thereto, or (b) pay the Revolver Loans outstanding as LIBOR Loans to the extent necessary to eliminate such Out-of-Formula Condition and also pay to Agent for the Pro Rata benefit of Lenders any and all amounts required by Section 2.9 hereof to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto.

                  (iv) Notwithstanding anything to the contrary in this Agreement, all of the Obligations shall be payable on demand under the circumstances provided in Section 10.3 hereof.

          4.2.2.  Payment of Interest.  Interest accrued on the Revolver Loans
                  -------------------
shall be due and payable on the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Base Rate Loan or LIBOR Loan). Accrued interest shall also be paid by Borrower on the Commitment Termination Date. With respect to any Base Rate Loan converted into a LIBOR Loan pursuant to Section 2.1.2 on a day when interest would not otherwise have been payable with respect to such Base Rate Loan, accrued interest to the date of such conversion on the amount of such Base Rate Loan so converted shall be paid on the conversion date.

     4.3. Payment of Other Obligations.  Borrower shall pay all costs, fees and
          ----------------------------
charges pursuant to this Agreement as and when provided in Section 2.2 hereof, to Agent or to any other Person designated by Agent in writing. The balance of the Obligations requiring the payment of money, including the LC Outstandings, shall be payable by Borrower to Agent, for itself and for the Pro Rata benefit of Lenders, as and when provided in the DIP Financing Documents, or, if no date of payment is otherwise specified in the DIP Financing Documents, on demand.

     4.4. Marshaling; Payments Set Aside.  Neither Agent nor any Lender shall be
          ------------------------------
under any obligation to marshall any assets in favor of any Obligor or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Agent or Lenders or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.4 shall survive any termination of the Commitments and payment in full of the Obligations.

     4.5. Agent's Allocation of Payments and Collections.
          ----------------------------------------------

          4.5.1. All monies to be applied to the Obligations (rather than any Pre-Petition Debt at the time outstanding), whether such monies represent voluntary payments by Obligor or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein):
(i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrower; (ii) second, to Fleet to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired a participating interest in such Settlement Loans; (iii) third, to Fleet to pay all amounts owing by any Participating Lender to Fleet pursuant to Section 1.2.2(ii) hereof;
(iv) fourth, to Agent to pay the amount of Extraordinary Expenses that have not been reimbursed to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (v) fifth, to Agent to pay any Indemnified Amount that has not been paid to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (vi) sixth, to Lenders for any unpaid expenses owed to them by Borrower, any Indemnified Amount that they have paid to Agent and any Extraordinary Expenses that they have reimbursed to Agent, to the extent that Lenders have not been reimbursed by Obligors therefor; (vii) seventh, to Agent and Lenders to pay any fees due and payable to Agent or Lenders under Section 2.2 hereof; (viii) eighth, to Fleet to pay principal and interest with respect to LC Outstandings outstanding (or, to the extent any of the LC Outstandings are contingent and an Event of Default then exists, to be deposited in the Cash Collateral Account to provide security for the payment of the LC Outstandings), which payment shall be shared with Participating Lenders in accordance with Section 1.2.2(iii) hereof; and (ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Obligations then outstanding to be shared among Lenders on a Pro Rata basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrower). The allocations set forth in this Section 4.5 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrower or any other Person.

          4.5.2. Agent shall not be liable for any allocation or distribution of payments made by it in good faith and, if any such allocation or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which such other Lenders are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

     4.6. Application of Payments and Collections.  All Payment Items received
          ---------------------------------------
by Agent by 12:00 noon on any Business Day shall be deemed received on that Business Day. All payments or other forms of payment received by Agent after 12:00 noon on any Business Day shall be deemed received on the following
Business Day.   Except to the extent that the manner of application to the
Obligations of payments or proceeds of Collateral is expressly governed by other provisions of this Agreement or the DIP Orders, Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Agent or any Lender from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent and Lenders shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Agent, Lenders or any of their agents against the Obligations or Pre-Petition Debt, in such manner as Agent and Lenders may deem advisable, notwithstanding any entry by Agent and Lenders upon any of their books and records. If as the result of collections of Accounts as authorized by Section 7.2.2 a credit balance exists, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

     4.7. Loan Accounts; the Register; Account Stated.
          -------------------------------------------

           4.7.1. Loan Accounts.  Each Lender shall maintain in accordance with
                  -------------
its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrower to such Lender resulting from each Revolver Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender.

           4.7.2. The Register.  Agent shall maintain a register (the
                  ------------
"Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of each Revolver Loan comprising such Borrowing and any Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by Agent from Borrower or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrower or any Lender at the offices of Agent at any reasonable time and from time to time upon reasonable prior notice.

           4.7.3. Entries Binding.  The entries made in the Register and each
                  ---------------
Loan Account shall constitute rebuttably presumptive evidence of the information contained therein; provided, however, that if a copy of information contained in
                   --------  -------
the Register or any Loan Account is provided to any Obligor, or any Obligor inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable, shall be conclusive and binding on such Obligor for all purposes absent manifest error, unless such Obligor notifies Agent in writing within 30 days after such Obligor's receipt of such copy or such Obligor's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

SECTION 5. DIP TERM AND TERMINATION OF COMMITMENTS

      5.1. Term of Commitments.  Subject to each Lender's right to cease making
           -------------------
Revolver Loans to Borrower when any Default or Event of Default exists or upon the Commitment Termination Date, the Commitments shall be in effect for the DIP Term. The DIP Term may be extended by written agreement among Borrower, Agent and Lenders without further notice or hearing or order by the Court.

      5.2. Termination.
           -----------

           5.2.1. Termination by Agent.  Agent may (and upon the direction of
                  --------------------
the Required Lenders, shall) terminate the DIP Facility (and Commitments thereunder) at any time, without notice to Borrower, upon or after the occurrence of an Event of Default.

           5.2.2. Termination by Borrower.  Borrower may terminate the DIP
                  -----------------------
Facility at any time upon 30 days prior written notice to Agent; provided,
                                                                 --------
however, no such termination by Borrower shall be effective until all of the
-------
Obligations are paid in full. For purposes hereof, the Obligations shall not be deemed to have been satisfied until all Obligations for the payment of money have been paid to Agent in same day funds and all Obligations that are at the time in question contingent (including any LC Outstandings) have been fully cash collateralized in favor and to the satisfaction of Agent or Agent has received as beneficiary a direct pay letter of credit in form and from an issuing bank acceptable to Agent and providing for direct payment to Agent of all such contingent Obligations at the time they become fixed. Any notice of termination given by Borrower shall be irrevocable unless Agent otherwise agrees in writing. Borrower may elect to terminate the Commitments in their entirety only. No section of this Agreement, Type of Revolver Loan available hereunder or Commitment may be terminated by Borrower singly.

           5.2.3. Termination Charges.  On the Commitment Termination Date
                  -------------------
(regardless of the reason for occurrence thereof) and termination of the DIP Facility in connection therewith, Borrower shall be obligated to pay to Agent, for the Pro Rata benefit of Lenders (in addition to the then outstanding principal, accrued interest, fees and other charges owing under the terms of this Agreement and any of the other DIP Financing Documents) an amount equal to
 .5% of the total Commitments in effect immediately prior to the Commitment Termination Date; provided, however, that, if any of the Obligations are
                  --------  -------
satisfied with the proceeds of exit financing provided by any Lender in connection with an Acceptable Plan, each Lender (but only such Lender) so providing or participating in any such exit financing shall not be entitled to receive its Pro Rata share of the foregoing fee.

           5.2.4. effect of Termination.  On the effective date of termination
                  ---------------------
of the Commitments by Agent or by Borrower, all of the Obligations and, to the extent not theretofore paid in full, all of the Pre-Petition Debt, shall be immediately due and payable and Lenders shall have no obligation to make any Revolver Loans to or for the direct or indirect benefit of Borrower or any Person. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the DIP Financing Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the DIP Financing Documents notwithstanding such termination until Borrower has satisfied the Obligations to Agent and Lenders, in full. For purposes of this Agreement, the Obligations shall not be deemed to have been satisfied until all Obligations for the payment of money have been paid to Agent in same day funds and all Obligations that are at the time in question contingent (including, all LC Outstandings that exist by virtue of an outstanding Letter of Credit) have been fully cash collateralized in favor and to the satisfaction of Agent or Agent has received as beneficiary a direct pay letter of credit in form and from an issuing bank acceptable to Agent and providing for direct payment to Agent of all such contingent Obligations at the time they become fixed (including reimbursement of all sums paid by Agent under any LC Support). Notwithstanding the payment in full of the Obligations and the Pre-Petition Debt, Agent shall not be required to terminate its security interests in any of the Collateral unless, with respect to any loss or damage Agent may incur as a result of the dishonor or return of any Payment Items applied to the Obligations or Pre-Petition Debt, Agent shall have received either (i) a written agreement, executed by Borrower and any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or
(ii) such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and Lenders from any such loss or damage. The provisions of Section 4.4 and all obligations of Borrower to indemnify Agent and Lenders pursuant to this Agreement shall in all events survive any termination of the Commitments.

SECTION 6. COLLATERAL SECURITY

      6.1. Grant of Security Interest in Collateral.  To secure the prompt
           ----------------------------------------
payment and performance of all of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising (irrespective of whether the same existed on or was created or acquired after the Petition Date and wheresoever located):

             (i)    all Accounts;

             (ii)   all Inventory;

             (iii)  all General Intangibles;

             (iv)   all Instruments;

             (v)    all Chattel Paper;

             (vi)   all Documents;

             (vii)  all Investment Property;

             (viii) all proceeds of Avoidance Claims;

             (ix) all monies and other Property of any kind, now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of a Lender, including any Cash Collateral in the Cash Collateral Account;

             (x) all cash and non-cash proceeds of (i) through (ix) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

             (xi) All books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (x) above.

     6.2. Other Collateral.  In addition to the items of Property referred to in
          ----------------
Section 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

     6.3. Lien on Deposit Accounts.  As additional security for the payment and
          ------------------------
performance of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon, and hereby collaterally assigns to Agent, all of Borrower's right, title and interest in and to any deposits or other sums at any time credited to each such Deposit Account, including any sums in any blocked account or any special lockbox account and in the accounts in which sums are deposited and such blocked accounts and special lockbox accounts. In connection with the foregoing, Borrower hereby authorizes and directs each such bank or other depository to pay or deliver to Agent upon its written demand therefor made at any time upon the occurrence and during the continuation of an Event of Default and without further notice to Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by such Borrower with such depository for application to the Obligations then outstanding, and the rights given Agent in this Section shall be cumulative with and in addition to Agent's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Borrower hereby irrevocably appoints Agent as Borrower's attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto.

     6.4. Lien Perfection; Further Assurances.  Promptly after Agent's request
          -----------------------------------
therefor, Borrower shall execute and deliver to Agent such instruments, assignments or documents as are necessary under the UCC or other Applicable Law to perfect Agent's Lien in the Collateral, and shall take such other action as may be requested by Agent to give effect to or carry out the intent and purposes
of this Agreement.   Unless prohibited by Applicable Law, Borrower hereby
authorizes Agent to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     6.5.  Liens Under DIP Orders.  The Liens and security interests granted to
           ----------------------
Agent pursuant to the provisions of this Section 6 and pursuant to any of the other DIP Financing Documents shall be in addition to all Liens conferred upon Agent, for itself and for the Pro Rata benefit of Lenders, pursuant to the terms of the DIP Orders.

     6.6.  Lien Priority.  The Liens and security interests granted to Agent
           -------------
pursuant to the provisions of this Section 6 and pursuant to any of the DIP Financing Documents shall be first priority Liens and security interests in the Collateral, except as otherwise expressly provided in the Intercreditor Agreement.

SECTION 7. COLLATERAL ADMINISTRATION

     7.1.  General Provisions.
           ------------------

           7.1.1. Locations of Collateral.  All tangible items of Collateral,
                  -----------------------
other than Inventory in transit, shall at all times be kept by Borrower at one or more of the business locations of Borrower described in Schedule 7.1.1 hereof and shall not be moved therefrom, without the prior written approval of Agent, except that prior to an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, Borrower may (i) make sales or other dispositions of any Collateral to the extent authorized by Section 9.2.3 hereof and (ii) may move Inventory or any record relating to any Collateral to a location in the United States other than those described in Schedule 7.1.1, so long as Borrower has given Agent at least 30 days prior written notice of such new location and prior to moving any Inventory to such location Borrower has executed and delivered to Agent UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Agent's Liens with respect to such Inventory and all proceeds thereof.

           7.1.2.  Insurance of Collateral; Insurance and Condemnation Proceeds.
                   ------------------------------------------------------------
Borrower shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. All proceeds payable under each such policy shall be payable to Agent for application to the Obligations. Borrower shall deliver the originals or certified copies of such policies to Agent with lender's loss payable endorsements reasonably satisfactory to Agent, naming Agent as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by Borrower provided that all proceeds thereof are applied in the manner specified in this Agreement, and Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims. Agent shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other DIP Financing Documents.

           7.1.3.  Protection of Collateral.  All expenses of protecting,
                   ------------------------
storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Agent to any Person to realize upon any Collateral shall be borne and paid by Borrower. If Borrower fails to pay promptly any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrower's sole risk.

          7.1.4.  Defense of Title to Collateral.  Borrower shall at all times
                  ------------------------------
defend its title to the Collateral and Agent's Liens therein against all Persons and all claims and demands whatsoever.

     7.2. Administration of Accounts.
          --------------------------

          7.2.1.  Records and Schedules of Accounts.  Borrower shall keep
                  ---------------------------------
accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. On or before the 20th day of each month from and after the date hereof, Borrower shall deliver to Agent and Lenders, in form acceptable to Agent and Lenders, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $100,000 cease to be Eligible Accounts in whole or in part, Borrower shall notify Agent of such occurrence promptly (and in any event within 2 Business Days) after Borrower's having obtained knowledge of such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. At the request of Agent made at any time, each Borrower shall deliver to Agent copies of invoices or invoice registers related to all of its Accounts.

          7.2.2.  Collection and Verification of Accounts.
                  ---------------------------------------

          (i) To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Agent. All remittances received by Borrower with respect to Accounts shall be held as Agent's Property by Borrower as trustee of an express trust for Agent's benefit and Borrower shall immediately deposit same in the Dominion Account. Agent has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them. For the purpose of computing interest hereunder, all Payment Items received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) on the first Business Day after receipt by Agent of such Payment Items in Chicago, Illinois. If requested to do so by Agent, Borrower shall notify all Account Debtors that all Accounts have been assigned to Agent. Agent may verify the existence and amount of each Account by seeking confirmation thereof from each Account Debtor.

          (ii) Borrower shall deposit, or cause to be deposited, all proceeds of the Collateral in kind in a Dominion Account pursuant to a lockbox arrangement with such banks as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such bank, an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations, as authorized by the DIP Orders. Agent assumes no responsibility for such lockbox arrangement, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          (iii) Whether or not a Default or an Event of Default exists, Agent shall have the right at any time, in the name of Agent, any designee of Agent or Borrower, to verify the validity, amount or any other matter relating to Accounts of Borrower, by mail, telephone, telegraph or otherwise.

Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

           7.2.3. Notice Regarding Disputed Accounts.  If any amounts are in
                  ----------------------------------
dispute between Borrower and any Account Debtor, Borrower shall provide Agent with written notice thereof at the time of the next Borrowing request made by Borrower, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

     7.3.  Administration of Inventory.
           ---------------------------

           7.3.1. Records and Reports of Inventory.  Borrower shall keep
                  --------------------------------
accurate and complete records of its Inventory and shall furnish Agent and Lenders inventory reports respecting such Inventory in form and detail satisfactory to Agent and Lenders at such times as Agent and Lenders may request, including on a daily basis if so requested. Borrower shall conduct a physical inventory of Borrower's Inventory no less frequently than annually and shall provide to Agent and Lenders a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall request.

           7.3.2. Returns of Inventory.  Borrower shall not return any of its
                  --------------------
Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of Borrower and such Person; (ii) no Default or Event of Default exists or would result therefrom; (iii) the return of such Inventory will not result in an Out-of-Formula Condition; (iv) Borrower promptly notifies Agent thereof if the aggregate Value of all Inventory returned in any month exceeds $250,000; (v) any payments received by Borrower in connection with any such return as promptly turned over to Agent for application to the Obligations; and (vi) such return is not made for the purpose of allowing such Person to credit its claim against Borrower arising prior to the Petition Date.

     7.4.  Payment of Charges.  All amounts chargeable to Borrower under this
           ------------------
Section 7 hereof shall be Obligations secured by all of the Collateral and shall be payable on demand.

     7.5.  Borrowing Base Certificates. On the Closing Date and on or before the
           ---------------------------
third Business Day of each week after the Closing Date (or with such greater frequency as Agent may request), Borrower shall deliver to Agent a Borrowing Base Certificate, prepared as of the close of business of the previous week, and at such other times as Agent may request. All calculations of Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by Borrower and certified by a Senior Officer to Agent, provided that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (i) to reflect its reasonable estimate of declines in value of any of the Collateral described therein and (ii) to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve.

SECTION 8. REPRESENTATIONS AND WARRANTIES

     8.1.  General Representations and Warranties.  To induce Agent and Lenders
           --------------------------------------
to enter into this Agreement and to make available the Commitments, Borrower warrants and represents to Agent and Lenders that:

           8.1.1. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, has the power to own Properties and to transact the business in which it is presently engaged or proposed to be engaged and is duly qualified and in good standing in each jurisdiction in which it presently is, or proposes to be, engaged in business;

          8.1.2. The execution, delivery and performance by Borrower of the DIP Financing Documents are within Borrower's corporate power, has been duly authorized by all necessary or proper corporate action and, on the date of initial funding of Revolver Loans hereunder, will be authorized by the Interim Financing Order pursuant to Sections 363 and 364 of the Bankruptcy Code; are not in contravention of any provision of their own organizational documents or bylaws; will not violate any Applicable Law (following entry of the Interim Financing Order); will not conflict with any material contract of Borrower; does not require the consent or approval of any Governmental Authority or any other Person other than the entry by the Court of the Interim Financing Order and thereafter the Final Financing Order;

          8.1.3. Each of the DIP Financing Documents has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against each Borrower in accordance with its terms;

          8.1.4. Upon entry of the Interim Financing Order, and thereafter upon entry of the Final Financing Order, the security interests granted pursuant to the DIP Financing Documents constitute valid, enforceable, perfected and first priority Liens on the Collateral, except to the extent otherwise expressly provided in the Intercreditor Agreement or the DIP Orders.

          8.1.5. Borrower has no office or place of business, nor does Borrower store any Collateral, at any location other than those identified in Schedule 7.1.1;

          8.1.6. All of Borrower's business, operations and Properties are conducted, maintained and owned in accordance with Applicable Law, including all Environmental Laws, except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect and except as heretofore described by Borrower in filings with the SEC;

          8.1.7. Borrower has obtained and holds in full force and effect all franchises, licenses, leases, permits, certificates, authorizations and approvals necessary for the operation of its business as presently and proposed to be constructed to the extent that the failure to obtain same could not reasonably be expected to have a Material Adverse Effect;

          8.1.8. Since the Petition Date, no event has occurred that has or could reasonably be expected to have a Material Adverse Effect upon the business, financial condition or operations of Borrower or any of the Collateral;

          8.1.9. The federal tax identification number of Borrower is as shown in the Pre-Petition Loan Agreement, and Borrower has filed all federal, state and local tax returns and other reports that it is required by Applicable Law to file and has paid, or made for provision of the payment of, all Taxes upon it, its income and properties as and when such Taxes are due and payable, except to the extent being Properly Contested;

          8.1.10. There are no claims for brokerage commissions, finders' fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other DIP Financing Documents;

          8.1.11. Borrower has, and is in good standing with respect to, all Governmental Approvals which are necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and to operate its Properties as now owned or leased by it and which if not obtained could reasonably be expected to have a Material Adverse Effect;

           8.1.12. No Default or Event of Default exists at the time, or would result from the funding, of any Revolver Loan or other extension of credit hereunder;

           8.1.13. Except as disclosed in the Pre-Petition Loan Agreement, Borrower has no Plan on the date hereof, and Borrower is in full, substantial compliance with the requirements of ERISA with respect to each Plan;

           8.1.14. Except as described in the Pre-Petition Loan Agreement, Borrower is not a party to any collective bargaining agreement on the date hereof, and there are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees or, to Borrower's knowledge, any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or employee representatives;

           8.1.15. With respect to each Account of Borrower that is included by Borrower in its calculation of the Borrowing Base and for so long as it is so included, such Account is genuine and in all respects what it purports to be and is not evidenced by a judgment; arises out of a completed sale and delivery of goods by Borrower in the ordinary course of its business and substantially in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor; is for a liquidated amount maturing, as stated in the duplicate invoice covering such sale, a copy of which is available to Agent upon request; such account is absolutely owing to such Borrower and is not contingent in any respect or for any reason, and the Account is not subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, except for disputes resulting in returned goods where the amount in controversy is deemed by Agent to be immaterial; the contract under which such Account arose does not condition or restrict Borrower's right to assign to Agent the right to payment thereunder; Borrower has not made any agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, other than deductions, discounts and allowances that are granted in the ordinary course of business for prompt payment and are reflected in the calculation of the net amount of each respective invoice related thereto and reflected in the Schedule of Accounts submitted to Agent pursuant to this Agreement; to the best of Borrower's knowledge, such Account Debtor is Solvent; and there are no facts, events or occurrences that are reasonably likely to impair the validity or enforceability of any such Accounts or reduce the amount payable thereunder from the face amount of the invoice with respect thereto.

     8.2.  Reaffirmation of Representations and Warranties. All of the foregoing
           -----------------------------------------------
representations and warranties made by Borrower in this Agreement or in any of the other DIP Financing Documents shall survive the execution and delivery of this Agreement and such other DIP Financing Documents, and shall be deemed to have been remade and reaffirmed on each day that any Obligations are outstanding or that Borrower requests any funding of a Revolver Loan under the DIP Facility, except for changes that may occur after the date hereof in the ordinary course of business as long Agent and Lenders have consented to such changes or such changes are not violative of any provision of this Agreement.

SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

     9.1.  Affirmative Covenants.  During the term of this Agreement, and
           ---------------------
thereafter for so long as there are any Obligations to Agent and/or Lenders, Borrower covenants that it shall:

           9.1.1. Business and Existence.  Preserve and maintain its separate
                  ----------------------
corporate existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary to the ownership of its Properties or the conduct of its businesses.

          9.1.2.  Compliance with Laws.  Comply with all laws, ordinances,
                  --------------------
governmental rules and regulations to which it is subject, including the Bankruptcy Code and all environmental, health, safety, labor and minimum wage laws, and obtain and keep in force any and all licenses, permits, franchises, or other Governmental Approvals necessary to the ownership of its Properties or to the conduct of its businesses as conducted on the Petition Date, to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect.

          9.1.3.  Business Records.  Keep adequate records and books of account
                  ----------------
with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all financial transactions.

          9.1.4.  Visits and Inspections.  Permit representatives of Agent
                  ----------------------
and/or Lenders, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower, inspect and make extracts from Borrower's books and records, and discuss with Borrower's officers, its employees and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

          9.1.5.  Further Assurances.  At Agent's or any Lender's request,
                  ------------------
promptly execute or cause to be executed and deliver to Agent or such Lender any and all documents, instruments and agreements deemed necessary by Agent or such Lender to give effect to or carry out the terms or intent of this Agreement or any of the DIP Financing Documents.

          9.1.6.  Compliance With Orders.  Comply with each of the provisions of
                  ----------------------
the Interim Financing Order, the Final Financing Order and all other orders entered by the Court in the Chapter 11 Case.

          9.1.7.  Financial Statements.  Keep adequate records and books of
                  --------------------
account with respect to its business activity in which proper entries are made in accordance with GAAP reflecting all of its financial transactions; and cause to be prepared and to be furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein, such change is disclosed to Agent and Lenders and is consistent with GAAP and, if required by the Required Lenders, the financial covenants set forth in Section
9.3 are amended in a manner requested by the Required Lenders to take into account the affects of such change):

          (i) As soon as available, and in any event within 100 days after the close of each Fiscal Year, unqualified (except for a going concern qualification) audited financial statements of Borrower as of the end of such Fiscal Year, certified without material qualification by a firm of independent certified public accountants of recognized national standing selected by Borrower but reasonably acceptable to Agent and Lenders (except for a qualification for a change in accounting principles with which such accountants concur), and setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year;

          (ii) As soon as available, and in any event within 30 days after the end of each month hereafter (or 50 days after the end of each month that is the end of a Fiscal Quarter), including the last month of Borrower's Fiscal Year, unaudited interim financial statements of Borrower as of the end of such month and of the portion of Borrower's Fiscal Year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of Borrower for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                (iii) Promptly after the sending or filing thereof, as the case may be, copies of any 10Qs, 10Ks and any proxy statements, financial statement or reports which Borrower has made generally available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the SEC (or any other Governmental Authority which may be substituted therefor), or any national securities exchange;

                (iv) Promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

                (v) Such other data and information (financial or otherwise) as Agent or Lenders, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's financial condition or results of operations.

                Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.7, Borrower shall deliver to Agent and Lenders a copy of the accountant's letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and delivered to Agent and Lenders the certificate of the aforesaid certified public accountants stating to Agent and Lenders that, based upon such accountants' audit of the financial statements of Borrower performed in connection with their examination of said financial statements, nothing came to their attention that caused them to believe the Borrower was not in compliance with Section 9.3 hereof, or, if they are aware of such noncompliance, specifying the nature thereof and acknowledging, in a manner satisfactory to Agent and Lenders that they are aware that Agent and Lenders are relying on such financial statements in making their decisions with respect to funding of any Revolver Loans or other extensions of credit hereunder. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this Section 9.1.7, or more frequently if requested by Agent or Lenders during any period that a Default or Event of Default exists, Borrower shall cause to be prepared and furnish to Agent and Lenders a Compliance Certificate in the form of Exhibit D hereto.

                9.1.8.  Notices. Provide Agent and Lenders with notice of (i)
                        -------
the termination or breach of any material contract, notice of the occurrence of any Default or Event of Default, (ii) Borrower's violation (or asserted violation) of any Applicable Law (including any Environmental Law), (iii) notices of any claim that Borrower may make under any policy of insurance with respect to the Collateral, and (iv) any intent to pay the principal amount of any Debt owing to Term Lender from any proceeds of Revolver Loans (and such notice shall be accompanied by a certificate from a Senior Officer that, immediately after giving effect to any such payment, Availability will be not less than $7,000,000. Borrower shall provide, or shall cause its counsel in the Chapter 11 Case to provide, Agent's and each Lender's counsel with copies of all pleadings, motions, reports, applications and other papers filed by Borrower with the Court as well as copies of all billing and expense statements received from any Professional Persons.

                9.1.9.  Insurance. In addition to the insurance required herein
                        ---------
with respect to the Collateral, maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower.

                9.1.10. Year 2000 Reporting. Ensure that any reprogramming
                        ---------
required to permit the proper functioning, in and following the year 2000, of Borrower's and its Subsidiaries' (i) computer systems and (ii) Equipment containing embedded microchips (including systems and Equipment supplied by others or with which Borrower's and its Subsidiaries' systems interface) and the testing of all such systems and Equipment, as so reprogrammed, is completed by November 30, 1999, except insofar as the failure to do so will not have a Material Adverse Effect, and Borrower will notify Agent and Lenders promptly upon detecting any failure to achieve year 2000 computer readiness. In addition, Borrower shall provide Agent and Lenders with such information about its year 2000 computer readiness (including information as to contingency plans, budgets and testing results), as Agent or Lenders shall reasonably request.

          9.1.11. Term Lender Fundings. Cause all proceeds (net of amounts used
                  --------------------
to pay fees and expenses owing to Term Lender) of advances made by Term Lender at any time to be disbursed directly to Agent for application first to the Pre-Petition Debt until paid in full and thereafter to the Obligations.

     9.2  Negative Covenants.  During the term of this Agreement, and thereafter
          ------------------
for so long as there are any Obligations to Agent and/or any Lender, Borrower covenants that it will not:

          9.2.1.  Loans.  Make any loans or other advances of money (other than
                  -----
for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person.

          9.2.2.  Limitation on Liens.  Create or suffer to exist any Lien upon
                  -------------------
any of its Property, income or profits, whether now owned or hereafter acquired, except: (i) Liens at any time granted in favor of the Agent or any Lender pursuant to any of the Pre-Petition Loan Documents or DIP Financing Documents and other Liens in existence on the Petition Date that were not created or suffered to exist in violation of the Pre-Petition Loan Documents; (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested, but only if Agent's or Lender's judgment such Liens do not affect adversely Agent's or Lender's rights or the priority of Agent's Lien in the Collateral; (iii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if the payment thereof is not at the time required and only if such Liens are junior to the Liens in favor of Agent;
(iv) Liens resulting from deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; (v) reservations, exceptions, easements, rights of way, and other similar encumbrances affecting real Property of Borrower that were in existence on the Petition Date and do not violate any terms of the Pre-Petition Loan Documents; (vi) Liens in favor of Term Lender, provided that the Liens in favor of Term Lender with respect to any of the Collateral are at all times subject to and governed by the Intercreditor Agreement; (vii) Liens granted pursuant to the Preferred Supplier Continuous Credit Program on any Property of Borrower consisting of real Property or Equipment or the proceeds thereof;
(viii) Purchase Money Liens securing Permitted Purchase Money Debt; and (ix) such other Liens as Agent and each Lender may consent to in writing from time to time, in their sole and absolute discretion.

          9.2.3.  Disposition of Assets.  Sell, lease or otherwise dispose of
                  ---------------------
any of the Collateral, including any disposition of the Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of Borrower's business for so long as no Event of Default exists hereunder, (ii) dispositions consented to in writing by Agent and Lenders and authorized by the Court after notice and hearing, and
(iii) dispositions in connection with which all of the Pre-Petition Debt (to the extent not theretofore paid) and all of the Obligations are indefeasibly paid in full.

          9.2.4.  Compromise of Accounts.  Compromise or settle, or extend the
                  ----------------------
time of payment of, any Account without Agent's prior written consent.

          9.2.5.  Payment of Claims.  Make any payment of principal or interest
                  -----------------
on account of any Claim against Borrower that arose prior to the Petition Date, other than the Pre-Petition Debt and other than as authorized by the Court after notice and a hearing with respect to Claims of employees of Borrower for wages or salary.

            9.2.6.  Filing of Motions and Applications.  Apply to the Court for
                    ----------------------------------
authority to (i) take any action that is prohibited by the terms of any of the DIP Financing Documents, (ii) refrain from taking any action that is required to be taken by the terms of any of the DIP Financing Documents or (iii) permit any Debt or Claim to be pari passu with (other than Debt that is incurred under the Term Lender Documents and in accordance with the Intercreditor Agreement) or senior to any of the Obligations.

            9.2.7.  Modifications to Orders. Consent to any amendment,
                    -----------------------
supplement or any other modification of any of the terms of the Interim Financing Order or Final Financing Order.

            9.2.8.  Fundamental Changes.  Enter into any transaction to merge,
                    -------------------
reorganize, consolidate or amalgamate with any Person or liquidate, wind up or dissolve itself, except for mergers or consolidations of any Subsidiary with Borrower.

            9.2.9.  Restricted Investments.  Make or have any Restricted
                    ----------------------
Investment.

            9.2.10. Distributions.  Make any Distribution.
                    -------------

            9.2.11. Permitted Debt. Incur or suffer to exist any Debt other than
                    --------------
Claims in existence on the Petition Date; the Obligations; Debt to Term Lender under the Term Lender Documents; Capitalized Lease Obligations and Permitted Purchase Money Debt to the extent expenditures in connection therewith are not in violation of Section 9.3.4 hereof; and Debt (other than Debt for Money Borrowed, Capitalized Lease Obligations and Permitted Purchase Money Debt) incurred in the ordinary course of Borrower's business during the Chapter 11 Case, including Debt incurred pursuant to the Preferred Supplier Continuous Credit Program.

            9.2.12. Conduct of Business.  Engage in any business other than the
                    -------------------
business engaged in by it on the Petition Date and any business or activities that are substantially similar, related or incidental thereto.

            9.2.13. Use of Proceeds.  Use any proceeds of Revolver Loans for a
                    ---------------
purpose that is not expressly permitted by Section 1.1.4.

     9.3    Financial Covenants.  For so long as there are any Commitments
            -------------------
outstanding and thereafter until payment in full of the Obligation, Borrower covenants that, unless otherwise consented to by the Required Lenders in writing, it shall not:

            9.3.1. Permit gross revenues from continuing operations to fall below 90% of the amount forecasted in the Initial Projections or the Subsequent Projections for any month.

            9.3.2. Permit Consolidated EBITDA to fall below 85% of the amount forecasted in the Initial Projections or Subsequent Projections for any month.

            9.3.3. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditures in any given month on a cumulative basis in excess of the amount set forth in the Initial Projections or Subsequent Projections.

SECTION 10. CONDITIONS PRECEDENT

     10.1.  Conditions Precedent to Initial Credit Extensions.  Notwithstanding
            -------------------------------------------------
any other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Agent and Lenders under other sections of this Agreement, Lenders shall not be required to fund any Revolver Loan requested by Borrower, procure any Letter of Credit or otherwise extend credit to Borrower, unless on or before July 7, 1999, each of the following conditions has been and continues thereafter to be satisfied:

            10.1.1. All of the DIP Financing Documents shall have been executed in form and substance satisfactory to Agent and Lenders by each of the signatories thereto and accepted by Agent and Lenders, and each Obligor shall be in compliance with all of the terms thereof, and representations and warranties contained therein shall be true and correct in all material respects;

            10.1.2. No Default or Event of Default shall exist at the time of, and would not result in the funding of, any requested Revolver Loan, and no event shall have occurred and no condition shall exist since the Petition Date that has had or could reasonably be expected to have a Material Adverse Effect on the business, financial conditions or operations of Borrower or the value, quantity or quality of any Collateral;

            10.1.3. Agent shall have determined, and Lenders shall be satisfied that, immediately after Lenders have made the initial Revolver Loans, Bank has issued any Letters of Credit to be issued on the Closing Date, Borrower has paid (or made provision for the payment of) all closing costs incurred in connection with the Commitments, and Term Lender has funded amounts to be funded by it under the Term Lender Documents on the Closing Date, the Pre-Petition Debt shall have been paid in full or to the extent authorized by the Court;

            10.1.4. The Interim Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect (and, if such Orders are the subject of a pending appeal, no performance of any obligation of any party shall have been stayed pending such appeal);

            10.1.5. All fees and expenses required to be paid by Borrower hereunder on the Closing Date shall have been paid in full;

            10.1.6. Agent and Lenders shall have received satisfactory proof of insurance by Borrower, in accordance with the terms of this Agreement, together with loss payable endorsements on Agent's standard form of loss pay endorsement, naming Agent as loss payee with respect to each policy and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent as an additional insured;

            10.1.7. The Intercreditor Agreement shall have been duly executed and delivered by the parties thereto and acknowledged and consented to by Borrower;

            10.1.8. Agent and Lenders shall have received an opinion letter from Borrower's counsel, in form and scope satisfactory to Agent and Lenders;

            10.1.9. All conditions precedent to funding under the Term Lender Documents shall have been satisfied, Term Lender shall have agreed to fund, concurrently with Lender's initial Revolver Loans on the Closing Date, at least $6,350,000 of the term loans to be funded by it under the Term Lender Documents, and Borrower shall have authorized and directed Term Lender to disburse the proceeds of such loan (net of amounts for Term Lender's fees and expenses) directly to Agent for application to the Pre-Petition Debt.

     10.2.  Conditions Precedent to All Credit Extensions.  Notwithstanding any
            ---------------------------------------------
other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Agent and Lenders under other sections of this Agreement, no Lender shall be required to fund any Revolver Loans, procure any Letters of Credit or otherwise extend any credit to or for the benefit of Borrower, unless and until each of the following conditions has been and continues to be satisfied:

            10.2.1. No Default or Event of Default exists at the time, or would result from the funding, of any Revolver Loan or other extension of credit;

            10.2.2. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or Governmental Authority to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, any of the DIP Financing Documents or the consummation of any of the transactions contemplated thereby;

            10.2.3. Agent shall have received each Borrowing Base Certificate required by the terms of this Agreement or otherwise requested by Agent;
          10.2.4. With respect to the procurement of any Letter of Credit after the Closing Date, each of the LC Conditions is and remains satisfied; and

            10.2.5. No event shall have occurred and no condition shall exist that could reasonably be expected to have a Material Adverse Effect.

     10.3.  Limited Waiver of Conditions Precedent.  If Lenders shall make any
            --------------------------------------
Revolver Loan, procure any Letter of Credit or otherwise extend any credit to Borrower under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any of such conditions precedent is known or unknown to Agent or Lender), the funding of such loans shall not operate as a waiver of the right of Agent and Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrower or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied. Without limiting the generality of the foregoing, if Lenders shall make any Revolver Loan, procure any Letter of Credit or otherwise extend any credit to Borrower at a time when the condition set forth in Section 10.1.9 is not satisfied, all Obligations arising from the extension of any such credit shall be payable on demand by Lenders, and Lenders shall have no obligation to fund any future request for Revolver Loans or to procure any Letters of Credit.

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     11.1.  Events of Default.  The occurrence of any one or more of the
            -----------------
following events shall constitute an "Event of Default":

            11.1.1.  Payment of Obligations.  Borrower shall fail to pay (a) the
                     ----------------------
principal of or accrued interest with respect to any Revolver Loan or LC Outstanding on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) or (b) any of the other Obligations within 5 days after the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

            11.1.2.  Misrepresentations.  Any warranty, representation, or other
                     ------------------
statement made or furnished to Agent or any Lender by or on behalf of Borrower or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or any of the DIP Financing Documents proves to have been false or misleading in any material respect when made or furnished.

            11.1.3.  Breach of Specific Covenants. Borrower shall fail or
                     ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 6.4, 7.1.1, 7.1.2, 7.2.1, 7.2.2(ii), 7.3.1., 7.3.2, 7.5, 9.1.1, 9.1.4, 9.1.5, 9.1.6,
9.1.7, 9.1.9, 9.1.10, 9.1.11, 9.2 or 9.3 hereof on the date that Borrower is required to perform, keep or observe such covenant.

          11.1.4.  Breach of Other Covenants.  Borrower shall fail or neglect to
                   -------------------------
perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) and the breach of such other covenant is not cured to Agent's and Lenders' satisfaction within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or any Lender or the date on which such failure or neglect first becomes known to any Senior Officer; provided,
                                                                   --------
however, that such notice and opportunity to cure shall not apply in the case of
-------
any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15-day period or which is a willful and knowing breach by Borrower or which was the subject of a breach during the prior 6-month period.

          11.1.5.  Default Under Other DIP Financing Documents.  Any event of
                   -------------------------------------------
default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the other DIP Financing Documents and such default shall continue beyond any applicable period of grace.

          11.1.6.  Cross-Defaults.  There shall occur any default or event of
                   --------------
default on the part of Borrower under any agreement, document or instrument, which is entered into after the Petition Date and which relates to any Debt for Money Borrowed, including any default by Borrower in the due and punctual observance and performance of all covenants and duties on its part to be observed or performed under any of the Term Lender Documents, if as a consequence of such default or event of default the holder of such Debt shall be authorized to accelerate the maturity or demand payment thereof.

          11.1.7.  Uninsured Losses; Unauthorized Dispositions.  There shall
                   -------------------------------------------
occur any material loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Agent shall have agreed to in writing), or any sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon, except as may be specifically permitted by other provisions of this Agreement.

          11.1.8.  Certain Bankruptcy Events.  Borrower shall fail to comply
                   -------------------------
with any of the provisions of the DIP Orders; the Final Financing Order is not entered by the Court on or before July 31, 1999; Term Lender has not funded at least $15,350,000 of the term loans (less up to $1,500,000 for reserves by Term Lender against pre-petition Liens affecting collateral security against primary security for the Debt under the Term Lender Documents) under the Term Lender Documents on or before the sooner to occur of July 31, 1999, or the fifth Business Day after entry of the Final Financing Order; a trustee shall be appointed in the Chapter 11 Case; an examiner shall be appointed in the Chapter 11 Case with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; the Chapter 11 Case shall be dismissed or converted to a case under Chapter 7; Borrower shall seek confirmation by the Court of any Reorganization Plan other than an Acceptable Plan or a Confirmation Order shall be entered with respect to a Reorganization Plan proposed by a Person other than Borrower if such Reorganization Plan is not an Acceptable Plan; there shall be filed by Borrower any motion to sell all or a substantial part of the Collateral on terms that are not acceptable to Lenders in their sole discretion; any substantial part of Borrower's assets, other than the Collateral, shall be sold by Borrower and, as a consequence of such sale, Borrower is not able to continue its business operations in substantially the same manner as was conducted by it prior to such sale; Borrower shall file any motion to alter, amend, vacate, supplement, modify, or reconsider, in any respect, either of the DIP Orders or, without each Lender's prior written consent, either of the DIP Orders is amended, vacated, stayed, reversed or otherwise modified; the Court shall enter an order granting to any Person other than Agent or any Lender relief from the automatic stay to foreclose upon a Lien with respect to any Property of Borrower that has an aggregate value in excess of $100,000 or any of the Collateral (without regard to its value); an order shall be entered for the substantive consolidation of the Estate of Borrower with any other Person;

Borrower shall not have sufficient Availability on any date to pay administrative costs or expenses incurred by it in the Chapter 11 Case as and when such expenses are due and payable; Borrower shall file a motion or other request with the Court seeking authority to use any cash proceeds of the Collateral or to obtain any financing under Section 364(d) of the Bankruptcy Code secured by a priming Lien, or Lien of equal priority with Agent's Liens, upon any Collateral, in each case without Agent's and Lenders' prior written consent; or Borrower (or any Committee) shall challenge the validity, perfection or priority of any Liens of Agent securing the Pre-Petition Debt or the validity or enforceability of any of the Pre-Petition Loan Documents.

          11.1.9.   Change of Control.  Any Person or group of Persons shall
                    -----------------
acquire for the first time direct or indirect ownership or the power to vote more than 15% of the issued and outstanding capital stock of Borrower.

          11.1.10.  Judgments.  Any judgment in excess of $500,000 as to any
                    ---------
Claim shall be rendered against Borrower and the enforcement thereof shall not be stayed by order of the Court.

          11.1.11.  Failure of DIP Financing Documents.  Any covenant, agreement
                    ----------------------------------
or obligation of Borrower contained in or evidenced by any of the DIP Financing Documents shall cease to be enforceable or shall be determined to be unenforceable in accordance with its terms; Borrower shall deny or disaffirm its obligations under any of the DIP Financing Documents or Liens granted in connection therewith; or the Liens granted in any of the Collateral shall be determined to be voidable, invalid or subordinated or shall be determined, with respect to any material part of the Collateral, to be unperfected or not to have the priority contemplated by this Agreement.

          11.1.12.  Material Adverse Effect. Any event shall occur or any
                    -----------------------
condition shall exist that could reasonably be expected to have a Material Adverse Effect.

    11.2  Acceleration of the Obligations.  Without in any way limiting the
          -------------------------------
right of Agent or any Lender to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default as above provided, Agent may, in its discretion (and, upon receipt of written instructions to do so from the Required Lenders, shall), (i) declare the principal of and any accrued interest on the Revolver Loans and all other Obligations owing under any of the DIP Financing Documents to be, whereupon the same shall become, without further notice or demand (all of which notice and demand Borrower expressly waives), forthwith due and payable and Borrower shall forthwith pay to Agent the entire principal of and accrued and unpaid interest on the Revolver Loans and other Obligations plus reasonable attorneys' fees and expenses if such principal and interest are collected by or through an attorney-at-law; and (ii) terminate the Commitments.

    11.3  Remedies.  Upon or at any time after the occurrence of an Event of
          --------
Default, but subject at all times to any limitations in the DIP Orders, Agent may, in its discretion (and, upon receipt of written direction of the Required Lenders, shall), exercise from time to time all rights and remedies available to Agent under the Pre-Petition Loan Documents to enforce collection of any Pre-Petition Debt then outstanding as well as the following rights and remedies to enforce collection of the Obligations (without prejudice to the rights of Agent or Lenders to enforce their respective Claims against any or all Obligors):

          11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Agent may be entitled under any of the DIP Financing Documents or the DIP Orders, all of which rights and remedies shall be cumulative and shall be in addition to any other rights and remedies contained in this Agreement or any of the other DIP Financing Documents, and none of which shall be exclusive;

          11.3.2.  All rights of setoff;

            11.3.3. The right to collect Accounts, Chattel Paper, Instruments and General Intangibles, and all other rights of Borrower to the payment of money, from any Person obligated therefor;

            11.3.4. The right to take immediate possession of all tangible items of the Collateral and (i) to require Borrower to assemble such Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent that is reasonably convenient to both parties and (ii) to enter any of the premises of Borrower or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Agent for storage thereof);

            11.3.5. The right to sell or otherwise dispose of all or any Inventory in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable; Borrower agrees that 7 days written notice to Borrower of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law; Agent shall have the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of such Collateral at public or, if permitted by Applicable Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations;

            11.3.6. The right to require Borrower to deposit with Lender funds equal to the LC Outstandings and, if Borrower fails promptly to make such deposit, Agent or Lenders may advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall be held by Agent as a reserve to fund future payments on any LC Support. At such time as the LC Support has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

     Agent is hereby irrevocably granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Agent's and Lenders' benefit. Any proceeds realized from the sale of any Collateral, to the extent the same are not applied to the Pre-Petition Debt, may be applied to the Obligations, after allowing 2 Business Days for collection, to principal, interest, fees and expenses (including Extraordinary Expenses) in such order and manner as Agent and Lenders, in their sole discretion, may determine, provided that, as among Agent and Lenders, all payments and proceeds shall be allocated as provided in
Section 4.6 of this Agreement.

     Notwithstanding any other provision contained in this Agreement, if a Major Default shall exist, and if the Required Lenders shall fail to direct Agent as to the action to be taken in response thereto within 15 days after Agent's having obtained actual knowledge of the existence of Major Default, then Agent shall be authorized to exercise (and shall, if requested to do so by any Lender, exercise) its remedies under the DIP Financing Documents and to the extent any Pre-Petitio Debt remains outstanding, the Pre-Petition Loan Documents, in the manner, and in such order of exercise, as Agent shall deem appropriate in its reasonable discretion to the end of realizing upon the Collateral and enforcing collection of the Obligations and any Pre-petition Debt outstanding in a reasonably diligent manner.

     11.4.  Setoff.  In addition to any Liens granted under any of the DIP
            ------
Financing Documents and any rights now or hereafter available under Applicable Law, Agent and each Lender (and each of their respective Affiliates) is hereby authorized by Borrower at any time that an Event of Default exists, without notice to Borrower or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Agent, such Lender or any of their Affiliates to or for the credit or the account of Borrower against and on account of the Obligations of Borrower arising under the DIP Financing Documents to Agent, such Lender or any of their Affiliates, including all Revolver Loans and LC Outstandings and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Agent or such Lender shall have made any demand hereunder, (ii) Agent, at the request or with the consent of the Required Lenders, shall have declared the principal of and interest on the Revolver Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate. Notwithstanding the foregoing, each of Agent and Lenders agree with each other that it shall not, without the express consent of the Required Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of the Required Lenders, exercise its setoff rights hereunder against any accounts of Borrower now or hereafter maintained with Agent, such Lender or any Affiliate of any of them, but Borrower shall have no claim or cause of action against Agent or any Lender for any setoff made without the consent of the Required Lenders and the validity of any such setoff shall not be impaired by the absence of such consent. If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by Section 12.5.

     11.5   Remedies Cumulative; No Waiver.  All covenants, conditions,
            ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in any of the other DIP Financing Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between Agent and Borrower, concurrently or hereafter entered into shall be deemed cumulative with and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The rights, remedies, powers and privileges of Agent and Lenders hereunder and under the DIP Financing Documents shall be in addition to and cumulative with, and not in lieu of, all of the rights, remedies, powers and privileges of Agent and Lenders under the Pre-Petition Loan Documents (for so long as any Pre-Petition Debt is outstanding), provided that the foregoing is not intended to incorporate by reference any of the Pre-Petition Loan Documents into any of the DIP Financing Documents. The failure or delay of Agent or any Lender to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers, and remedies shall continue in full force and effect until all Obligations owing or to become owing from Borrower to Agent and/or Lenders, and all Pre-Petition Debt, shall have been fully satisfied, and all Liens, rights, powers, and remedies herein provided for in any of the DIP Financing Documents are Pre-Petition Loan Documents are cumulative and none are exclusive.

SECTION 12. AGENT

     12.1.  Appointment, Authority and Duties of Agent.
            ------------------------------------------

            12.1.1. Each Lender hereby irrevocably appoints and designates Fleet as Agent to act as herein specified. Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized Agent to, enter into all DIP Financing Documents to which Agent is to be a party on the Closing Date and all amendments hereto and all Security Documents thereafter executed by Borrower, for its benefit and the Pro Rata benefit of Lenders and, except as otherwise provided in this Section 12, to exercise such rights and powers under this Agreement and the other DIP Financing Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by Agent or the Required Lenders in accordance with the provisions of this Agreement or the other DIP Financing Documents, and the exercise by Agent or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other DIP Financing Documents; (b) execute and deliver as Agent each of the DIP Financing Documents and accept delivery of each such agreement delivered by Borrower or any other Obligor; (c) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided that Agent hereby appoints, authorizes and directs each
         --------
Lender to act as a collateral sub-agent for Agent and the other Lenders for purposes of the perfection of all security interest and Liens with respect to Borrower's Deposit Account maintained with, and all cash and Cash Equivalents held by, such Lender; (d) subject to the direction of the Required Lenders, and except as otherwise expressly provided in this Agreement, manage, supervise or otherwise deal with the Collateral; and (e) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Agent or Lenders with respect to any of the Collateral under the DIP Financing Documents relating thereto, Applicable Law or otherwise. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other DIP Financing Document a fiduciary relationship with any Lender (or any Lender's participants). Subject to the provisions of Section 12.1.6, Agent shall have the right to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose, release, increase or decrease any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

          12.1.2. Agent (which term, as used in this sentence, shall include reference to Agent's Affiliates and to the officers, directors, employees and agents of Agent's Affiliates) shall not: (a) have any duties or responsibilities except those expressly set forth in this Agreement and the other DIP Financing Documents or (b) be required to initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other DIP Financing Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default or as otherwise provided in Section 11.3.6 in the case of a Major Default.

          12.1.3. Agent may perform any of its duties by or through its agents and employees and may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Borrower shall promptly (and in any event, on demand) reimburse Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by Agent pursuant to any of the provisions hereof or of any of the other DIP Financing Documents or in the execution of any of Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to Agent, on demand, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrower to Agent.

          12.1.4. The rights, remedies, powers and privileges conferred upon Agent hereunder and under the other DIP Financing Documents may be exercised by Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agent shall request instructions from the Required Lenders (or all Lenders, if so required by this Agreement) with respect to any act or action

(including the failure to act) in connection with this Agreement or any of the other DIP Financing Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders (or all Lenders, if so required by this Agreement); and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any of the DIP Financing Documents in accordance with the instructions of the Required Lenders.

            12.1.5. Agent shall promptly, upon receipt thereof, forward to each Lender copies of any significant written notices, reports, certificates and other information received by Agent from any Obligor (to the extent such Obligor is not required by the terms of the DIP Financing Documents to supply such information directly to Lenders) and copies of the results of any field audits by Agent with respect to Borrower.

            12.1.6. Wherever in this Agreement Agent is given the authority or discretion to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory, or whether any Availability Reserves are to be imposed, Agent may exercise such authority and discretion, unless, in any specified instance, a Lender asserts that any Accounts or Inventory should not be treated under this Agreement as Eligible Accounts or Eligible Inventory or that Agent should exercise authority under this Agreement to impose an Availability Reserve (or reserves in greater amounts). In the event of any such assertion, Lenders shall endeavor in good faith to resolve any differences consistent with the provisions of this Agreement; but, if they are unable to do so, Agent shall be authorized to exclude (and shall exclude) the disputed Accounts or Inventory from inclusion in the Borrowing Base and shall be authorized to impose (and, at the request of any Lender, shall impose) each Availability Reserve that it is entitled to impose under the terms of this Agreement. Neither Agent nor Lenders need give any notice to Borrower of any assertion by a Lender pursuant to this Section 12.1.6; but, if the result of any resolution of such assertion is to exclude any Accounts or Inventory from the Borrowing Base or to impose any Availability Reserves (or reserves in greater amounts), neither Agent nor Lenders shall be barred from doing so simply by reason of prior course of conduct or dealings with Borrower under this Agreement.

     12.2.  Agreements Regarding Collateral.  Each Lender shall have a Pro Rata
            -------------------------------
interest in the security interests and Liens in and to the Collateral and any other Property granted and assigned to Agent under the DIP Financing Documents. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations or (ii) constituting Property sold or disposed of in accordance with the terms of this Agreement if Borrower certifies to Agent that the sale disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on
any such certificate, without further inquiry).   Agent shall have no obligation
whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered, or that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise at all or in any manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights or powers granted or available to Agent pursuant to this Agreement or any of the other DIP Financing Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act (subject to any specific limitation or requirement set forth in this Agreement) in any manner it may deem appropriate, in its discretion, given Agent's own interests in the Collateral in its capacity as one of the Lenders. Each Lender (and each Eligible Assignee and Participant), by its acceptance of a Note (or a participation interest in any Obligations), shall be deemed irrevocably to have authorized Agent to execute, deliver, and perform all of Agent's obligations and to assert all of Agent's rights and remedies under the Intercreditor Agreement. If and to the extent that Term Lender timely exercises the Purchase Option under (and as defined in) the Intercreditor Agreement, each Lender (and each Eligible Assignee and Participant) shall join with Agent in selling the Obligations and DIP Financing Documents to Term Lender as provided in the Intercreditor Agreement. In no event shall Agent agree to amend the Intercreditor Agreement, unless and to the extent expressly consented to in writing by each of the Lenders.

     12.3.  Reliance By Agent.  Agent shall be entitled to rely, and shall be
            -----------------
fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any of the other DIP Financing Documents, Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of Lenders, and such instructions of the Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

     12.4.  Action Upon Default.  Agent shall not be deemed to have knowledge of
            -------------------
the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or Borrower specifying the occurrence of such Default or Event of Default. If Agent shall receive such a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, Agent shall promptly notify Lenders in writing and Agent shall take such action and assert such rights under this Agreement and the other DIP Financing Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time or as otherwise required under Section 11.3.6 in the case of a Major Default. If any Lender shall receive a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agent and the other Lenders in writing. As provided in Section 12.3 hereof, Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence. Before directing Agent to take or refrain from taking any action or asserting any rights under this Agreement and the other DIP Financing Documents, each Lender shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of the Revolver Loans held by one Lender without accelerating and demanding payment of all other Revolver Loans. Each Lender agrees that, except as otherwise provided in any of the DIP Financing Documents, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral or accelerate or otherwise enforce its portion of the Obligations unless consented to in writing by Agent and the Required Lenders.

     12.5.  Ratable Sharing.  If any Lender shall obtain any payment or
            ---------------
reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     12.6.  Indemnification of Agent.
            ------------------------

            12.6.1. Each Lender severally agrees to indemnify and defend the Agent Indemnitees (to the extent not reimbursed by Borrower under this Agreement, but without limiting the indemnification obligation of Borrower under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnitees harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnitees in any way related to or arising out of this Agreement or any of the other DIP Financing Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that Borrower is obligated to pay under Section 14.2 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee or any other Agent Indemnitee.

            12.6.2. Without limiting the generality of the foregoing provisions of this Section 12.6, if Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from Borrower or any other Obligor as the result of any transaction under the DIP Financing Documents, then in such event any monies paid by Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

            12.6.3. Without limiting the generality of the foregoing provisions of this Section 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by Agent under any of the DIP Financing Documents or in the performance of any rights, powers or remedies of Agent against Obligor, any Account Debtor, the Collateral or with respect to any Revolver Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnitees under or in relation to any of the DIP Financing Documents, Lenders agree to indemnify, defend and hold the Agent Indemnitees harmless with respect thereto and to pay to the Agent Indemnitees their respective Pro Rata shares of such amount as the Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnitees, including all interest and costs assessed against the Agent Indemnitees in defending or compromising such action, together with attorneys' fees and other legal expenses paid or incurred by the Agent Indemnitees in connection therewith; provided, however, that no Lender
                                           --------  -------
shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee or any other Agent Indemnitee. In Agent's discretion, Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

     12.7.  Limitation on Responsibilities of Agent.  Agent shall in all cases
            ---------------------------------------
be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.6 hereof against any and all Claims which may be incurred by Agent by reason of taking or continuing to take any such action. Agent shall not be liable to Lenders (or any Lender's participants) for any action lawfully taken or omitted to be taken under or in connection with this Agreement or the other DIP Financing Documents except as a result of actual gross negligence or willful misconduct on the part of Agent. Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any Lender of its obligations under this Agreement or any of the other DIP Financing Documents. Agent does not make to Lenders, and no Lender makes to Agent or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Revolver Loans, the Collateral, the DIP Financing Documents or any Obligor. Agent shall not be responsible to Lenders, and no Lender shall be responsible to Agent or the other Lenders, for:
(i) any recitals, statements, information, representations or warranties contained in any of the DIP Financing Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of, any of the DIP Financing Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Account Debtor. Agent shall have no obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the DIP Financing Documents or the satisfaction of any conditions precedent contained in any of the DIP Financing Documents. Agent may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

     12.8.  Successor Agent and Co-Agents.
            -----------------------------

            12.8.1. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to each Lender and Borrower. Upon any such resignation, the Required Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor Agent which shall be
(i) a Lender, (ii) a United States based Affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $100,000,000 (or an asset based lending affiliate of any such bank) and is reasonably acceptable to Borrower (and for purposes hereof, any successor to Fleet shall be deemed acceptable to Borrower). Upon the acceptance by a successor Agent of an appointment as an Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. If a successor Agent shall not have been appointed within 30 days after Agent's delivery of written notice of its resignation, then Agent shall have the right to appoint a successor Agent from the group of existing Lenders, which successor Agent shall thereupon become the Agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 12 (including the provisions of Section
12.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Fleet shall continue to be Agent hereunder unless such successor shall resign in accordance with the provisions hereof.

            12.8.2. It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent in any jurisdiction. It is recognized that, in case of litigation under any of the DIP Financing Documents, or in case Agent deems that by reason of present or future laws of any jurisdiction Agent might be prohibited from exercising any of the powers, rights or remedies granted to Agent or Lenders hereunder or under any of the DIP Financing Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the DIP Financing Documents, Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the DIP Financing Documents to be exercised by or vested in or conveyed to Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by the Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

     12.9.  Consents, Amendments and Waivers.
            --------------------------------

            12.9.1. No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrower, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided,
                                                                     --------
however, that, without the prior consent of all Lenders, no waiver of any
-------
Default or Event of Default shall be effective if the Default or Event of Default relates to Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders as hereinafter set forth in this Section 12.9.1. Notwithstanding the immediately preceding sentence, the written agreement of all Lenders shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of Sections 2.6, 2.7, 2.8, 2.9, 4.5, 4.6, 5.1, 11.3.6 (the last paragraph), 12, 14.2 or 14.3, the definitions of "Availability Reserve," "Borrowing Base" and the other defined terms used in such definition, "Pro Rata," "Required Lenders" or any provision of this Agreement obligating Agent to take certain actions at the direction of the Required Lenders, or any provision of this Agreement regarding the Pro Rata treatment or obligations of Lenders,
(b) increase or otherwise modify any of the Commitments (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of the Commitments), (c) alter or amend the rate of interest payable in respect of the Revolver Loans (except as may be expressly authorized by the DIP Financing Documents or as may be necessary, in Agent's judgement, to comply with Applicable Law), (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the DIP Financing Documents or the unused line fee in Section 2.2.3 hereof,
(e) subordinate the payment of any of the Obligations to any other Debt or the priority of any Liens granted to Agent under any of the DIP Financing Documents to Liens granted to any other Person, except pursuant to the Intercreditor Agreement and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the ordinary course of business that relate to Deposit Accounts with such financial institutions, (f) alter the time or amount of repayment of any of the Obligations or waive any Event of Default resulting from nonpayment of the Obligations on the due date thereof (or within any applicable period of grace),
(g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness, (h) release any Obligor from liability for any of the Obligations or (i) release any Collateral, except as currently provided in this Agreement. In no event shall any amendment to the provisions of Section 1.2 or Section 3.1.3 be effective without the prior written consent of Fleet. No Lender shall be authorized to amend or modify any Note held by it unless such amendment or modification is consented to in writing by all Lenders; provided, however, that the foregoing shall not be construed to
                --------  -------
prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this Section 12.9.1 by agreement of

Borrower and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Revolver Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

             12.9.2. In connection with any proposed amendment to any of the DIP Financing Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, Borrower shall not solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other DIP Financing Documents unless each Lender shall be informed thereof by Borrower or Agent (to the extent known by Agent) and shall be afforded an opportunity of considering the same and supplied by Borrower with sufficient information to enable it to make an informed decision with respect thereto. Borrower shall not, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any of the other DIP Financing Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders.

     12.10.  Due Diligence and Non-Reliance.  Each Lender hereby acknowledges
             ------------------------------
and represents that it has, independently and without reliance upon Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement, to fund the Revolver Loans to be made by it hereunder and to purchase participations in the LC Outstandings pursuant to
Section 1.2.2 hereof, and each Lender has made such inquiries concerning the DIP Financing Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other DIP Financing Documents without the intervention or participation of the other Lenders or Agent. Each Lender hereby further acknowledges and represents that the other Lenders and Agent have not made any representations or warranties to it concerning any Obligor, any of the Collateral or with respect to the legality, validity, sufficiency or enforceability of any of the DIP Financing Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Revolver Loans and in taking or refraining to take any other action under this Agreement or any of the other DIP Financing Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of Agent or any of Agent's Affiliates.

     12.11.  Representations and Warranties of Lenders.  By its execution of
             -----------------------------------------
this Agreement, each Lender hereby represents and warrants to Borrower and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other DIP Financing Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other DIP Financing Documents will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

     12.12.  The Required Lenders.  As to any provisions of this Agreement or
             --------------------
the other DIP Financing Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires Agent or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrower is concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

     12.13.  Several Obligations.  The obligations and commitments of each
             -------------------
Lender under this Agreement and the other DIP Financing Documents are several and neither Agent nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the DIP Financing Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

     12.14.  Agent in its Individual Capacity.  With respect to its obligation
             --------------------------------
to lend under this Agreement, the Revolver Loans made by it and each Note issued to it, Agent shall have the same rights and powers hereunder and under the other DIP Financing Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include Agent in its capacity as a Lender. Agent and its Affiliates may each accept deposits, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with Borrower or any other Obligor, or any affiliate of Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor to the other Lenders.

     12.15.  No Third Party Beneficiaries.  This Section 12 is not intended to
             ----------------------------
confer any rights or benefits upon Borrower or any other Person except Lenders and Agent, and no Person (including Borrower) other than Lenders and Agent shall have any right to enforce any of the provisions of this Section 12, except as expressly provided in Section 12.17 hereof. As between Borrower and Agent, any action that Agent may take or purport to take on behalf of Lenders under any of the DIP Financing Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

     12.16.  Notice of Transfer.  Agent may deem and treat a Lender party to
             ------------------
this Agreement as the owner of such Lender's portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

     12.17.  Replacement of Certain Lenders.  If a Lender ("Affected Lender")
             ------------------------------
shall have (i) failed to fund its Pro Rata share of any Revolver Loan requested by Borrower which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, (ii) requested compensation from Borrower under Section 2.7 to recover increased costs incurred by such Lender (or its parent or holding company) which are not being incurred generally by the other Lenders (or their respective parents or holding companies), or
(iii) delivered a notice pursuant to Section 2.6 hereof claiming that such Lender is unable to extend LIBOR Loans to Borrower for reasons not generally applicable to the other Lenders, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or any Borrower may have against such Affected Lender, Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by Borrower and a copy to Borrower in the case of a demand by Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Revolver Loans owing to it) in accordance with Section 13 hereof. Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other DIP Financing Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this Section 12.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Agent in any Collateral and such Affected Lender shall have no further liability to Agent, any Lender or any other Person under any of the DIP Financing Documents (except as provided in Section 12.6 hereof as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make loans or purchase participations in LC Outstandings.

     12.18.  Remittance of Payments and Collections.
             --------------------------------------

             12.18.1. All payments by any Lender to Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due on demand by
                     --------  -------
Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, promptly following Agent's receipt of funds for the account of such Lender and in the type of funds received by Agent; provided, however, that if Agent receives such
                                 --------  -------
funds at or prior to 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day, but if Agent receives such funds after 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

             12.18.2. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make full payment when due pursuant to the terms hereof shall, on demand by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrower be entitled to receive any credit for any interest paid by Agent to any Lender, or by any Lender to Agent, at the Federal Funds Rate as provided herein.

SECTION 13.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

     13.1.   Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of Borrower, Agent and Lenders and their respective successors and assigns (which, in the case of Agent, shall include any successor Agent appointed pursuant to Section 12.8 hereof), except that (i) Borrower shall not have the right to assign its rights or delegate performance of any of its obligations under any of the DIP Financing Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3 hereof. Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the DIP Financing Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.2.   Participations.
             --------------

             13.2.1.  Permitted Participants; Effect.  Any Lender may, in the
                      ------------------------------
ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more Persons who constitute

Eligible Assignees (each a "Participant") participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the DIP Financing Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the DIP Financing Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the DIP Financing Documents, all amounts payable by Borrower under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the DIP Financing Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrower and the other Lenders.

             13.2.2.  Voting Rights.  Each Lender shall retain the sole right to
                      -------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the DIP Financing Documents other than an amendment, modification or waiver with respect to any Revolver Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Revolver Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Revolver Loan or Commitment, or releases any Obligor from liability or releases any substantial portion of any of the Collateral, other than as authorized this Agreement.

             13.2.3.  Benefit of Set-Off.  Borrower agrees that each Participant
                      ------------------
shall be deemed to have the right of set-off provided in Section 11.4 hereof in respect of its participating interest in amounts owing under the DIP Financing Documents to the same extent and subject to the same requirements under this Agreement (including Section 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the DIP Financing Documents, provided that each Lender shall retain the right of set-off provided in Section 11.4 hereof with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in Section 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with Section 12.5 hereof as if each Participant were a Lender.

     13.3.   Assignments.
             -----------

             13.3.1.  Permitted Assignments.  Any Lender may, in the ordinary
                      ---------------------
course of its business and in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the DIP Financing Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the DIP Financing Documents with respect to the Revolver Loans and the LC Outstandings and, in the case of a partial assignment, is in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the DIP Financing Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor Lender shall in no event be less than $5,000,000; and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. No assignment shall become effective until such time as notice thereof is given to Borrower and Agent in substantially the form of Exhibit E
                                                                    ---------
attached hereto. Nothing contained herein shall limit in any way the right of Lenders to assign all or any portion of the Revolver Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Revolver Loans made by Borrower to the assigning Lender in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Revolver Loans to the extent of such payment, but no such assignment shall release the assigning Lender from its obligations hereunder. Each assignee shall be deemed to have consented and be subject to, and to be bound by the terms of, all of the DIP Financing Documents, including the Intercreditor Agreement.

             13.3.2.  Effect; Effective Date. Upon delivery to Agent of a notice
                      ----------------------
of assignment substantially in the form attached as Exhibit E hereto, together
                                                    ---------
with any consents required by Section 13.3.1, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other DIP Financing Document executed by the Lenders and shall have all the rights and obligations of Lenders under the DIP Financing Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrower, Lenders or Agent shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this Section 13.3.2, the transferor Lender, Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. The transferring Lender shall continue to be entitled to the benefits of all indemnities applicable to the period prior to the effective date of the assignment.

             13.3.3.  Dissemination of Information.  Borrower authorizes each
                      ----------------------------
Lender and Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the DIP Financing Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in Agent's or such Lender's possession concerning Borrower, the Subsidiaries of Borrower or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

SECTION 14.  MISCELLANEOUS

     14.1.   Power of Attorney.  Borrower hereby irrevocably designates, makes,
             -----------------
constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's designee, may, without notice to Borrower and in either Borrower's or Agent's name, but at the cost and expense of Borrower:

             14.1.1. At such time or times as Agent or said designee, in its sole discretion, may determine, endorse Borrower's name on any Payment Item or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

             14.1.2. At such time or times upon or after the occurrence of an Event of Default as Agent or Agent's designee in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Agent may designate;
(vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of

Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

     14.2.  General Indemnity.  Borrower hereby agrees to indemnify and defend
            -----------------
the Indemnitees and to hold the Indemnitees harmless from and against any Claim ever suffered or incurred by any of the Indemnitees arising out of or related to this Agreement or any of the other DIP Financing Documents, the performance by Agent or Lenders of their duties or the exercise of any of their rights or remedies hereunder, or the result of Borrower's failure to observe, perform or discharge any of Borrower's duties hereunder. Borrower shall also indemnify and defend the Indemnitees against and save the Indemnitees harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or Agent's Lien upon the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any Claims asserted against any of the Indemnitees by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Agent and Lenders, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Agent, Lender or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other DIP Financing Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrower shall pay (or will promptly reimburse Agent and Lenders for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnitees harmless from and against liability in connection therewith. The foregoing indemnities shall not apply to protect any of the Indemnitees for the consequences of their own gross negligence or willful misconduct.

     14.3.  Survival of All Indemnities.  Notwithstanding anything to the
            ---------------------------
contrary in this Agreement or any of the other DIP Financing Documents, the obligation of Borrower and each Lender with respect to each indemnity given by it in this Agreement, whether given by Borrower to Agent Indemnitees, Lender Indemnitees or Fleet Indemnitees or by any Lender to any Agent Indemnitees or Fleet Indemnitees, shall survive the payment in full of the Obligations and the termination of any of the Commitments.

     14.4.  Indulgences Not Waivers.  Agent's or any Lender's failure at any
            -----------------------
time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance therewith.

     14.5.  Modification of Agreement.  This Agreement may not be modified,
            -------------------------
altered or amended, except by an agreement in writing signed by Borrower, Agent and Lenders (or, where otherwise allowed by Section 12 hereof, the Required Lenders); provided, however, that no consent, written or otherwise, of Borrower
          --------  -------
shall be necessary or required in connection with any amendment of any of the provisions of Section 12 (other than Section 12.17) or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on Borrower.

     14.6.  Severability.  Wherever possible, each provision of this Agreement
            ------------
shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.7.   Cumulative Effect; Conflict of Terms.  To the fullest extent
             ------------------------------------
permitted by Applicable Law, the provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other DIP Financing Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other DIP Financing Documents, the provision contained in this Agreement shall govern and control.

     14.8.   Execution in Counterparts. This Agreement and any amendments hereto
             -------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     14.9.   Agent's or Required Lenders' Consent. Whenever Agent's, Lenders' or
             ------------------------------------
Required Lenders' consent is required to be obtained under this Agreement or any of the other DIP Financing Documents as a condition to any action, inaction, condition or event, Agent and each Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     14.10.  Notices.  All notices, requests and demands to or upon a party
             -------
hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 3 Business Days after deposit in the U.S. mail, certified mail postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof, at the address shown on the Assignment and Acceptance by which such Person became a Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

     14.11.  Time of Essence.  Time is of the essence of this Agreement, the
             ---------------
Other Agreements and the Security Documents.

     14.12.  Entire Agreement; Appendix A, Exhibits and Schedules.  This
             ----------------------------------------------------
Agreement and the other DIP Financing Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

     14.13.  Interpretation.  No provision of this Agreement or any of the other
             --------------
DIP Financing Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     14.14.  Obligations of Lenders Several.  The obligations of each Lender
             ------------------------------
hereunder are several, and no Lender shall be responsible for the obligations or Commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other DIP Financing Documents and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

     14.15.  Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of Georgia.

     14.16.  Waivers by Borrower.  To the fullest extent permitted by Applicable
             -------------------
Law, Borrower waives (i) the right to trial by jury (which Agent and each Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the DIP Financing Documents, the Obligations or the Collateral; (ii) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which Borrower may in any way be liable and hereby ratifies and confirms whatever Agent may do in this regard; (iii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of Agent's remedies; (iv) the benefit of all valuation, appraisement and exemption laws; and (v) notice of acceptance hereof. Borrower acknowledges that the foregoing waivers are a material inducement to Agent's and Lender's entering into this Agreement and that Agent and Lenders are relying upon the foregoing waivers in its future dealings with Borrower. Borrower warrants and represents that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court in which such litigation is brought.

     14.17.  Not an "Alabama" Transaction.  Borrower, Agent and Lenders
             ----------------------------
expressly acknowledge and agree that (i) Borrower's obligations hereunder were not issued in the State of Alabama and none of the DIP Financing Documents were entered into or delivered in the State of Alabama, and (ii) the transactions contemplated by this Agreement and the related documents are intended to be transactions in interstate commerce within the meaning of the Constitution of the United States of America. If, notwithstanding the foregoing, any court of competent jurisdiction should reach a contrary conclusion, Borrower hereby expressly waives, disclaims and agrees not to assert or otherwise seek to invoke any right, remedy or option under or as a result of any Applicable Law relating to the transacting of business in Alabama. Each Borrower further acknowledges and agrees that it cannot require the Agent or any Lender to perform any of its obligations hereunder in the State of Alabama, other than the obligation to terminate or release Liens upon the Collateral after indefeasible payment in full of the Obligations.

     IN WITNESS WHEREOF, this Agreement has been duly executed in Atlanta, Georgia, on the day and year specified at the beginning of this Agreement.

                                    BORROWER:
                                    --------

                                    GULF STATES STEEL, INC. OF ALABAMA

                                    By:___________________________________
                                       Title:_____________________________
                                    Address:

                                    174 South 26th Street
                                    Gadsden, Alabama  35904
                                    Attention: President
                                    Telecopier No.: (205) 543-6218
                                    --------------

                                    LENDERS:
                                    -------

                                    FLEET CAPITAL CORPORATION

Commitment: $32,500,000             By:____________________________________
                                       Title:______________________________
                                    LIBOR Lending Office:
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Office Head
                                    Telecopier No.: (860) 657-7759
                                    --------------

                                    CONGRESS FINANCIAL CORPORATION

Commitment: $32,500,000             By:____________________________________
                                       Title:______________________________
                                    LIBOR Lending Office:
                                    One Post Office Square
                                    Boston, Massachusetts 02109
                                    Attention: Mr. John Husson
                                    Telecopier No.: (617) 338-1497
                                    --------------


                                    AGENT:
                                    -----

                                    FLEET CAPITAL CORPORATION, as Agent

                                    By:____________________________________
                                       Title:______________________________
                                    Address:
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention: Office Head
                                    Telecopier No.: (860) 657-7759
                                    --------------

                                  APPENDIX  A

                              GENERAL DEFINITIONS

     When used in the Post-Petition Loan and Security Agreement dated July 1, 1999 (as at any time amended, the "Agreement"), by and among GULF STATES STEEL, INC. OF ALABAMA ("Borrower"), an Alabama corporation and a Chapter 11 debtor-in-possession; the various financial institutions listed on the signature pages thereto and their respective successors and assigns which become "Lenders" as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"), and FLEET CAPITAL CORPORATION, in its capacity as Agent for itself and the Lenders (in such capacity, "Agent"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Acceptable Plan - a Reorganization Plan which provides for payment in
          ---------------
     full of all of the Obligations and any then outstanding Pre-Petition Debt (including the securing with Cash Collateral of any LC Outstandings) on the effective date of such Reorganization Plan, provides for an effective date no later than 45 days after the date of entry of the Confirmation Order with respect to such Reorganization Plan, and provides for a full and complete release of any and all Claims that either Borrower or the Estate might have or assert against Agent or any Lender, or which is otherwise acceptable to Agent and each Lender, in their sole and absolute discretion.

          Account - a right to payment for goods sold or leased or for services
          -------
     rendered that is not evidenced by an Instrument or Chattel Paper, whether or not any such right to payment has been earned by performance.

          Account Debtor - any Person who is or may become obligated under or on
          --------------
     account of an Account.

          Accounts Formula Amount - on any date of determination thereof, an
          -----------------------
     amount equal to 85% of the net amount of Eligible Accounts on such date.
     As used herein, the phrase "net amount of Eligible Accounts" shall mean the face amount of such Accounts on any date less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date.

          Adjusted LIBOR Rate - with respect to each Interest Period for a LIBOR
          -------------------
     Loan, an interest rate per annum (rounded upwards, to the next 1/16th of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period, divided by (b) a percentage (expressed as a decimal) equal to 100%, minus Statutory Reserves.

          Affiliate - a Person (other than a Subsidiary):  (i) which directly or
          ---------
     indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (ii) which beneficially owns or holds 10% or more of any class of the Equity Interests of another Person; or (iii) 10% or more of the Equity Interests of which is beneficially owned or held by another Person or a Subsidiary of another Person.

          Agent Indemnitees - Agent in its capacity as agent hereunder and all
          -----------------
     of Agent's officers, directors and agents.

          Agreement - the Post-Petition Loan and Security Agreement referred to
          ---------
     in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

          Applicable Law - all laws, rules and regulations applicable to the
          --------------
     Person, conduct, transaction, covenant or DIP Financing Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

          Assignment and Acceptance - an assignment and acceptance entered into
          -------------------------
     by a Lender and an Eligible Assignee and accepted by Agent, in the form of Exhibit D.
     ---------

          Availability - on any date, an amount equal to the difference derived
          ------------
     when the sum of the principal amount of Revolver Loans then outstanding (including any amounts that Agent or Lenders may have paid for the account of Borrower pursuant to any of the DIP Financing Documents and that have not been reimbursed by Borrower and any outstanding Settlement Loans) is subtracted from the Borrowing Base on such date. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

          Availability Reserve - on any date of determination thereof, an amount
          --------------------
     equal to the sum of the following (without duplication): (i) the amount of the Pre-Petition Debt outstanding as of the opening of business on such date (excluding the amount of any Pre-Petition Debt to be satisfied on the Closing Date); (ii) a reserve for general Inventory shrinkage that is determined by Agent from time to time in its reasonable credit judgment based upon Borrower's historical losses due to such shrinkage; (iii) any amount that Borrower is obligated to pay pursuant to the provisions of any of the DIP Financing Documents that Agent or Lenders elect to pay for the account of Borrower in accordance with authority contained in any of the DIP Financing Documents; (iv) all amounts of past due rent or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located; (v) the Professional Expense Reserve; (vi) a reserve in the amount of monthly charges due from time to time to the Alabama State Docks Department; (vii) the Inventory Reserve; (viii) the LC Reserve; (ix) such additional reserves as Agent may, in its sole credit judgment, determine to be appropriate from time to time; and (x) for so long as any Event of Default exists, such additional reserves as Agent, in its sole and absolute discretion, may elect to impose from time to time, without waiving any such Event of Default or Agent's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

          Average Loan Balance - for any period, the amount obtained by adding
          --------------------
     the unpaid balances of the Obligations and Pre-Petition Debt outstanding at the end of each day during the period in question and by dividing such sum by the number of days in such period.

          Avoidance Claim - any claim that could be asserted by or on behalf of
          ---------------
     Borrower or the Estate against a Person under 11 U.S.C. (S)(S) 544, 546, 547, 548, 549, 550 or 553.

          Bank - Fleet National Bank and its successors and assigns.
          ----

          Bankruptcy Code - title 11 of the United States Code.
          ---------------

          Base Rate - the rate of interest announced or quoted by Bank from time
          ---------
     to time as its prime rate, which rate might not be the lowest rate charged by Bank; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

          Base Rate Loan - a Revolver Loan, or portion thereof, during any
          --------------
     period in which it bears interest at a rate based upon the Base Rate.

          Board of Governors - the Board of Governors of the Federal Reserve
          ------------------
     Board.

          Borrowing - a borrowing consisting of Revolver Loans made on the same
          ---------
     day by Lenders (or by Fleet in the case of a Borrowing funded by Settlement Loans).

          Borrowing Base - on any date of determination thereof, an amount equal
          --------------
     to the lesser of: (a) the aggregate amount of the Commitments on such date minus the sum of all Pre-Petition Debt outstanding on such date (excluding any Pre-Petition Debt to be satisfied on the Closing Date with the proceeds of Revolver Loans) and LC Outstandings on such date, or (b) an amount equal to (i) the sum of the Accounts Formula Amount and the Inventory Formula Amount on such date, minus (ii) the Availability Reserve on such date.

          Borrowing Base Certificate - a certificate, in the form requested by
          --------------------------
     Agent, by which Borrower shall certify to Agent and Lenders, with such frequency as Agent may request, the amount of the Borrowing Base as of the date of the certificate and the calculation of such amount.

          Budget - that certain cash expense budget prepared by Borrower and
          ------
     attached to the DIP Motion or the Interim Financing Order, as such budget may be modified or supplemented from time to time with Agent's and each Lender's written consent.

          Business Day - any day excluding Saturday, Sunday and any day which is
          ------------
     a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed; provided, however,
                                                            --------  -------
     that when used with reference to a LIBOR Loan (including the making, continuing, prepaying or repaying of any LIBOR Loan), the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

          Capital Expenditures - expenditures made for the acquisition of any
          --------------------
     fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

          Capitalized Lease Obligation - any Debt represented by obligations
          ----------------------------
     under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          Cash Collateral - cash or Cash Equivalents, and any interest earned
          ---------------
     thereon, that is deposited with Agent in accordance with the Agreement for the Pro Rata benefit of Lenders as security for the Obligations to the extent provided in the Agreement.

          Cash Collateral Account - a demand deposit, money market or other
          -----------------------
     account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

          Cash Equivalents - (i) marketable direct obligations issued or
          ----------------
     unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers' acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and having a maturity within 9 months after the date of acquisition thereof.

          CERCLA - the Comprehensive Environmental Response Compensation and
          ------
     Liability Act, 42 U.S.C. (S) 9601 et seq. and its implementing regulations.

          Chapter 11 Case - as defined in the Recitals hereto.
          ---------------

          Chattel Paper - shall have the meaning ascribed to the term "chattel
          -------------
     paper" in the UCC.

          Claims - any and all claims, demands, liabilities, obligations,
          ------
     losses, damages, penalties, actions, judgments, suits, awards, remedial response, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants' or consultants' fees and expenses), whether (in the case of Borrower) arising under or in connection with the DIP Financing Documents, or the Term Lender Documents, under any Applicable Law (including any Environmental Law) or otherwise, that may now or hereafter be suffered or incurred by a Person.

          Closing Date - the date on which all of the conditions precedent in
          ------------
     Section 10.1 of the Agreement are satisfied and the initial Revolver Loans are made under the Agreement.

          Collateral - all of the Property and interests in Property of Borrower
          ----------
     that are described in Section 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations, whether or not such Property or interest in Property was existing or acquired by Borrower prior to or after the Petition Date.

          Commitment - at any date for any Lender, the obligation of such Lender
          ----------
     to make Revolver Loans and to purchase participations in LC Outstandings pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and "Commitments" means the aggregate principal amount of the Commitments of all Lenders, the maximum amount of which shall be $65,000,000.

          Commitment Termination Date - the date that is the soonest to occur
          ---------------------------
     of: (i) the last day of the DIP Term; (ii) the effective date of any Acceptable Plan or the date of entry of a Confirmation Order with respect to any other Reorganization Plan; (iii) the sale of all or substantially all of the Collateral; (iv) the date Agent terminates the DIP Facility pursuant to Section 5.2.1 of the Agreement, or (v) the date on which Borrower elects to terminate the Agreement pursuant to Section 5.2.2 of the Agreement.

          Committee - a creditors' or equity security holders' committee
          ---------
     appointed in the Chapter 11 Case by the Bankruptcy Administrator or Court.

          Confirmation Order - an order entered by the Court confirming a
          ------------------
Reorganization Plan.

          Congress - Congress Financial Corporation, a Delaware corporation.
          --------

          Consolidated EBITDA - with respect to any Person for any period, the
          -------------------
     consolidated net income of such Person for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining consolidated net income of such Person for such period: (a) Consolidated Net Interest Expense, (b) income tax expense, (c) depreciation expense, and
     (d) amortization expense, and (e)(i) extraordinary or unusual non-cash losses and other losses from sales of assets other than Inventory sold in the ordinary course of business less (ii) extraordinary or unusual non-cash gains and other gains from sales of assets other than Inventory sold in the ordinary course of business.

          Consolidated Net Interest Expense - with respect to any Person for any
          ---------------------------------
     period, gross interest expense of such Person and its Subsidiaries for such period determined in conformity with GAAP (including interest expense paid to Affiliates of such Person), less (i) the sum of (a) interest income for such period and (b) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus (ii) the sum of
     (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), each determined on a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

          Court - as defined in the Recitals hereto.
          -----

          Current Assets - at any date, the amount at which all of the current
          --------------
     assets of a Person would be properly classified as current assets shown on a balance sheet at such date, in accordance with GAAP, except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

          Debt - as applied to a Person means, without duplication:  (i) all
          ----
     items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrower (without duplication), the Obligations.

          Default - an event or condition the occurrence of which would, with
          -------
     the lapse of time or the giving of notice, or both, become an Event of Default.

          Default Rate - a variable rate per annum which, on any date, is equal
          ------------
     to the Base Rate in effect on such date plus 2%.

          Deposit Account - a demand, time, savings, passbook, money market or
          ---------------
     other depository account, or a certificate of deposit, maintained by Borrower with any bank, savings and loan association, credit union or other depository institution.

          DIP Facility - the $65,000,000 credit facility established by Agent
          ------------
     and Lenders in favor of Borrower pursuant to Section 1.1 hereof pursuant to which the Commitments are established.

          DIP Financing Documents - the Agreement, the Other Agreements and the
          -----------------------
     Security Documents and any and all other agreements, instruments and documents now or hereafter executed by Borrower in favor of Agent and Lenders with respect to any of the transactions contemplated by the Agreement.

          DIP Motion - the Motion of Borrower for approval of the financing
          ----------
     under the DIP Facility pursuant to the Agreement.

          DIP Orders - means the Interim Financing Order and the Final Financing
          ----------
     Order.

          DIP Term - a period commencing on the date of entry of the Interim
          --------
     Financing Order and ending on the last day of the first Loan Year.

          Distribution - in respect of any entity, (i) any payment of any
          ------------
     dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

          Document - shall have the meaning ascribed to the term "document" in
          --------
     the UCC.

          Dollars and the sign $ - lawful money of the United States of America.
          ----------------------

          Dominion Account - a special account of Agent established by Borrower
          ----------------
     at a bank selected by Borrower, but acceptable to Agent and Lenders in their discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

          Eligible Account - an Account arising in the ordinary course of
          ----------------
     Borrower's business from the sale of goods that is payable in Dollars and which Agent, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account (unless otherwise agreed to by Lenders and Agent in their sole discretion) if: (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; (ii) it is unpaid for more than 60 days after the original due date shown on the invoice; (iii) it is due or unpaid more than 90 days after the original invoice date; (iv) 25% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; (v) the total unpaid Accounts of the Account Debtor exceed 15% of the net amount of all Eligible Accounts or exceeds a credit limit established by Agent for such Account Debtor, in each case to the extent of such excess; (vi) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; (vii) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff, counterclaim, reserve or chargeback, provided that the Accounts of such Account Debtor shall be ineligible only to the extent of such offset, counterclaim, disputed amount, reserve or chargeback; (viii) an Insolvency Proceeding has been commenced by or against the Account Debtor or the Account Debtor has failed, suspended business or ceased to be Solvent; (ix) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, unless the sale is backed by an irrevocable letter of credit that is issued or confirmed by a bank acceptable to Agent that is in form and substance acceptable to Agent and payable in the full amount of the Account in freely convertible Dollars at a place of payment within the United States, and, if requested by Agent, such letter of credit (or right to payment thereunder) is assigned to Lender; (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Agent, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. (S)3727 and 41 U.S.C. (S)15), or is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Accounts on which it is the Account Debtor; (xii) the Account Debtor is located in New Jersey, Minnesota or any other state imposing similar conditions on the right of a creditor to collect accounts receivable unless Borrower has either qualified to transact business in such state as a foreign entity or filed a Notice of Business Activities Report or other required report with the appropriate officials in those states for the then current year; (xiii) the Account Debtor is located in a state in which such Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless Borrower has qualified as a foreign entity authorized to transact business in such state or has filed all required reports; (xiv) the Account is subject to a Lien other than a Permitted Lien; (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the Account otherwise does not represent a final sale; (xvi) the Account is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (xvii) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or (xviii) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

          Eligible Assignee - a Lender or a U.S. based Affiliate of a Lender; a
          -----------------
     commercial bank organized under the laws of the United States or any state and having total assets in excess of $10 billion or an asset based lending affiliate of any such bank; a finance company, insurance company, or any other financial institution that is acceptable to Agent and Lenders and that, in the ordinary course of business, extends credit of the type evidenced by the Notes and has total assets in excess of $10 billion; so long as no Event of Default exists, any other Person approved by Agent, Lenders and Borrower; and, at any time that an Event of Default exists, any other Person approved by Agent and Lenders.

          Eligible Inventory - such Inventory of Borrower (other than packaging
          ------------------
     materials, labels and supplies) which Agent, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory (except as otherwise agreed by Agent and Lenders in their sole discretion) unless: (i) it is raw materials, finished goods or work-in-process that is, in Agent's opinion, readily marketable in its current form; (ii) it is in good, new and saleable condition; (iii) it is not slow-moving, obsolete or unmerchantable; (iv) it meets all standards imposed by any Governmental Authority; (v) it conforms in all respects to the warranties and representations set forth in the Agreement; (vi) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; and (vii) it is in Borrower's possession and control, situated at a Borrower owned or leased location in compliance with the Agreement and is not in transit or outside the continental United States.

          Environmental Laws - all federal, state and local laws, rules,
          ------------------
     regulations, ordinances, programs, permits, guidance documents promulgated by regulatory agencies, orders and consent decrees relating to human health and safety or the protection or pollution of the environment, including CERCLA.

          Environmental Release - a release as defined in CERCLA or under any
          ---------------------
     applicable Environmental Law.

          Equipment - shall have the meaning ascribed to the term "equipment" in
          ---------
     the UCC.

          Equity Interest - the interest of a shareholder in a corporation, a
          ---------------
     partner (whether general or limited) in a partnership (whether general, limited or limited liability), a member in a limited liability company, or any other Person having any other form of equity security.

          ERISA - the Employee Retirement Income Security Act of 1974 and all
          -----
     rules and regulations from time to time promulgated thereunder.

          Estate - the estate created in each of the Chapter 11 Case pursuant to
          ------
     11 U.S.C. (S) 541(a).

          Event of Default - as defined in Section 11 of the Agreement.
          ----------------

          Extraordinary Expenses - all costs, expenses, fees, and advances which
          ----------------------
     Agent may suffer or incur, whether prior to or after the occurrence of an Event of Default, on account of or in connection with (i) the repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Revolver Loans, the DIP Financing Documents or the Collateral asserted by any Person; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (iv) the collection of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the DIP Financing Documents or Obligations; (vi) amounts advanced by Agent pursuant to Section 7.1.3 of the Agreement; (vii) the enforcement of any of the provisions of any of the DIP Financing Documents; or (viii) any payment under indemnity or other payment agreement provided by Agent to any financial institution in connection with any Dominion Account. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of Borrower or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrower under any of the DIP Financing Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the DIP Financing Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

          Federal Funds Rate - for any period, a fluctuating interest rate per
          ------------------
     annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
     Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

          Final Financing Order - an order to be entered by the Court as to
          ---------------------
     which no stay has been entered and which has not been vacated, modified or overturned; is in form and substance substantially similar to the Interim Financing Order and is otherwise acceptable to Lenders; and authorizes the incurrence by Borrower of post-petition secured and superpriority indebtedness under the DIP Facility in accordance with this Agreement and the other DIP Financing Documents.

          Fiscal Quarter - each consecutive period of 13 weeks beginning on the
          --------------
     first day of a Fiscal Year (and, in the case of any Fiscal Year of 53 weeks, the 14-week period occurring at the end thereof).

          Fiscal Year - the fiscal year of Borrower and its Subsidiaries for
          -----------
     accounting and tax purposes, which ends on October 31 of each year.

          Fleet - Fleet Capital Corporation, a Rhode Island corporation, and its
          -----
     successors and assigns.

          Fleet Indemnities - Fleet and all of its present and future officers,
          -----------------
     directors and agents.

          Funding Account - an account established by Borrower for receipt of
          ---------------
     proceeds of Revolver Loans or such other account as Borrower may specify in writing.

          GAAP - generally accepted accounting principles in the United States
          ----
     of America in effect from time to time.

          General Intangible - shall have the meaning ascribed to the term
          ------------------
     "general intangible" in the UCC, but shall exclude any general intangibles constituting "Term Loan Lender Exclusive Collateral" under (and as defined in) the Intercreditor Agreement.

          Governmental Approvals - means all authorizations, consents,
          ----------------------
     approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

          Governmental Authority - any federal, state, municipal, national or
          ----------------------
     other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

          Hedging Agreement - any interest rate, foreign currency, commodity or
          -----------------
     equity swap, coller, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

          Indemnified Amount - the amount of any loss, cost, expenses or damages
          ------------------
     suffered or incurred by Indemnitees and against which Lenders and/or Borrower have agreed to indemnify such Indemnitees pursuant to the terms of the Agreement or any of the other DIP Financing Documents.

          Indemnitees - the Agent Indemnitees, the Fleet Indemnitees and the
          -----------
     Lender Indemnitees.

          Indenture - the Indenture dated as of April 21, 1995, between Borrower
          ---------
     and the Indenture Trustee.

          Indenture Trustee - State Street Bank and Trust Company, and any other
          -----------------
     Persons hereafter serving as successor trustee under the Indenture.

          Initial Projections - the projected monthly balance sheets, income
          -------------------
     statements and statements of cash flow of Borrower for the period from July 1, 1999 through October 31, 2000, and projected annual balance sheets, income statements and statements of cash flow of Borrower for the Fiscal Years ending July 1, 1999 through October 31, 2000, in each case as certified by a Senior Officer to Agent and Lenders.

          Insolvency Proceeding - any action, case or proceeding commenced by or
          ---------------------
     against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

          Instrument - shall have the meaning ascribed to the term "instrument"
          ----------
     in the UCC.

          Intellectual Property - Property constituting under any Applicable Law
          ---------------------
     a patent, patent application, copyright, trademark, service mark, tradename or mask work, or license or other right to use any of the foregoing.

          Intercreditor Agreement - the Intercreditor Agreement to be entered
          -----------------------
     into between Agent and Term Lender, pursuant to which, among other things, the respective priorities of the Liens granted by Borrower in favor of Term Lender and Agent in the Collateral shall be established.

          Interim Financing Order - the order entered by the court pursuant to
          -----------------------
     Section 364(c) and (d) of the Bankruptcy Code and Bankruptcy Rule 4001(c), authorizing Borrower to incur, during the Interim Period, post-petition secured and superpriority indebtedness under the DIP Facility in accordance with the Agreement and affording adequate protection of the Liens in favor of Agent under the Pre-Petition Loan Documents, to be in form and substance satisfactory to Agent and Lenders.

          Interim Period - the period commencing upon entry of the Interim
          --------------
     Financing Order and ending on the entry of the Final Financing Order.

          Interest Period - shall have the meaning ascribed to it in Section
          ---------------
     2.1.3 of the Agreement.

          Inventory - shall have the meaning ascribed to "inventory" in the UCC
          ---------
     and shall include, in the case of Borrower, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all Documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

          Inventory Formula Amount - on any date of determination thereof, an
          ------------------------
     amount equal to the lesser of (i) $40,000,000 or (ii) 64% of the Value of Eligible Inventory on such date.

          Inventory Reserve - for so long as the percentage rate of advance
          -----------------
     under the Inventory Formula Amount is greater than 60%, an amount equal to $2,500,000.

          LC Application - an application by Borrower to Bank, on a form
          --------------
     approved by Bank, for the issuance of a Letter of Credit, with Fleet as a co-applicant, that is submitted to Bank at least 5 Business Days prior to the requested issuance of such Letter of Credit.

          LC Conditions - the following conditions, the satisfaction of each of
          -------------
     which is required before Fleet shall be obligated to join in the execution of an LC Application in connection with a request to Bank for the issuance of a Letter of Credit: (i) each of the conditions set forth in Section 10 of the Agreement has been and continues to be satisfied, including the absence of any Default or Event of Default; (ii) after giving effect to the issuance of the requested Letter of Credit and all other unissued Letters of Credit for which an LC Application has been signed by Fleet, the LC Outstandings would not exceed $2,000,000 and no Out-of-Formula Condition would exist, and, if no Revolver Loans are outstanding, the LC Outstandings do not, and would not upon the issuance of the requested Letter of Credit, exceed the Borrowing Base; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or the 10th Business Day prior to the last Business Day of the DIP Term; and (iv) the currency in which payment is to be made under the Letter of Credit is Dollars.

          LC Documents - any and all agreements, instruments and documents
          ------------
     (other than an LC Application or an LC Support) required by Bank or other issuer of a Letter of Credit to be executed by Borrower or any other Person and delivered to Bank or such issuer for the issuance of a Letter of Credit.

          LC Facility - a subfacility of the $65,000,000 DIP Facility consisting
          -----------
     of LC Outstandings in an aggregate amount not to exceed $2,000,000.

          LC Outstandings - on any date of determination thereof, an amount (in
          ---------------
     Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Fleet under any LC Support plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding or to be issued by Bank under an LC Application theretofore submitted to Bank.

          LC Request - a request from Borrower to Fleet, in the form required by
          ----------
     Fleet, for Fleet to procure a Letter of Credit for Borrower's account pursuant to the LC Facility.

          LC Reserve - at any date, 100% of all LC Outstandings on such date
          ----------
     arising from standby Letters of Credit and 40% of all LC Outstandings on such date arising from documentary Letters of Credit, but excluding LC Outstandings that are fully secured by Cash Collateral.

          LC Support - a guaranty or other support agreement from Fleet in favor
          ----------
     of Bank pursuant to which Fleet shall guarantee or otherwise assure the payment or performance by the parties (other than Fleet) to an LC Application of such parties' obligations with respect to such Letter of Credit, including the obligation of such parties to reimburse Bank for any payment made by Bank under such Letter of Credit.

          Lender Indemnitee - a Lender in its capacity as a lender under the
          -----------------
     Agreement and its present and future officers, directors and agents.

          Lenders - Fleet and any other Person who may from time to time become
          -------
     a "Lender" under the Agreement, and their respective successors and permitted assigns.

          Letter of Credit - any letter of credit issued by Bank for the account
          ----------------
     of Borrower, whether issued prior to or after the Petition Date.

          LIBOR Lending Office - with respect to each Lender, the office
          --------------------
     designated as a LIBOR Lending Office for such Lender on the signature page hereof (or on any Assignment and Acceptance, in the case of an assignee) and such other office of such Lender or any of its Affiliates that is hereafter designated by written notice to Agent.

          LIBOR Loan - a Revolver Loan, or portion thereof, during any period in
          ----------
     which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

          LIBOR Rate - with respect to an Interest Period, the rate per annum
          ----------
     determined by Fleet at which deposits of Dollars equal to or comparable to the amount of the LIBOR Loan to which such Interest Period relates and for a term comparable to such Interest Period are offered to Bank by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period. Each determination by Fleet of any LIBOR Rate shall, in the absence of any manifest error, be final, conclusive and binding.

          Lien - any interest in Property securing an obligation owed to, or a
          ----
     claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          Loan Account - the loan account established by each Lender on its
          ------------
     books pursuant to Section 4.7.1 of the Agreement.

          Loan Year - a period commencing each calendar year on the same month
          ---------
     and day as the date of the Agreement and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e., the first Loan Year) to commence on the date of the Agreement.
      ---

          Major Default - an Event of Default of a type described in Sections
          -------------
     11.1.1, 11.1.3, 11.1.8 or 11.1.11 of the Agreement.

          Material Adverse Effect - the effect of any event or condition which,
          -----------------------
     alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of any Obligor; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other DIP Financing Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Agent with respect to the Collateral or the priority of any such Liens; (iv) materially impairs the ability of any Obligor to perform its obligations under the Agreement or any of the other DIP Financing Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Agent to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the DIP Financing Documents and Applicable Law.

          Maximum Rate - the maximum non-usurious rate of interest permitted by
          ------------
     Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

          Money Borrowed - means, as applied to any Person, (i) Debt arising
          --------------
     from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation;
     (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

          Multiemployer Plan - has the meaning set forth in Section 4001(a)(3)
          ------------------
     of ERISA.

          Net Proceeds - proceeds (including cash receivable (when received) by
          ------------
     way of deferred payment) received by Borrower from the sale, lease, transfer or other disposition of any Property, including insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (i) the reasonable and customary costs of such sale, lease, transfer or other disposition; and
     (ii) amounts applied to repayment of Debt (other than the Obligations) secured by a Permitted Lien on the Property disposed of that is senior to Lender's Liens.

          Notes - each Revolver Note and any other promissory note executed by
          -----
     Borrower at Agent's request to evidence any of the Obligations.

          Notice of Borrowing - as defined in Section 3.1.1(i) of the Agreement.
          -------------------

          Notice of Conversion/Continuation - as defined in Section 2.1.2(ii) of
          ---------------------------------
     the Agreement.

          Obligations -all debts, liabilities, obligations, covenants and duties
          -----------
     now or at any time or times hereafter owing by Borrower to Agent or any Lender, whether arising pursuant to this Agreement or any of the other DIP Financing Documents and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all Revolver Loans and LC Outstandings and all interest payable in connection therewith and all other sums chargeable to or payable by Borrower under any of the DIP Financing Documents, or Applicable Law

          Obligor - Borrower and any other Person that is at any time liable for
          -------
     the payment of the whole or any part of the Obligations.

          Other Agreements - the Notes, the Intercreditor Agreement, and any and
          ----------------
     all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any other Obligor or any other Person and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

          Out-of-Formula Condition - as defined in Section 1.1.2 of the
          ------------------------
     Agreement.

          Out-of-Formula Loan - a Revolver Loan made when an Out-of-Formula
          -------------------
     Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

          Participating Lender - as defined in Section 1.2.2(i).
          --------------------

          Payment Account - an account maintained by Agent (currently at Harris
          ---------------
     Bank & Trust in Chicago, Illinois) to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

          Payment Items - all checks, drafts, or other items of payment payable
          -------------
     to Borrower, including proceeds of any of the Collateral.

          Pending Revolver Loans - at any date, the aggregate principal amount
          ----------------------
     of all Revolver Loans which have been requested in any Notice of Borrowing received by Agent but which have not theretofore been advanced by Agent or Lenders.

          Permitted Liens - any Lien of a kind specified in Section 9.2.2 of the
          ---------------
     Agreement.

          Permitted Purchase Money Debt - Purchase Money Debt of Borrower and
          -----------------------------
     its Subsidiaries, which is secured by no Lien or only by a Purchase Money Lien and so long as the aggregate amount of such Purchase Money Debt incurred after the Petition Date and outstanding at any time does not exceed $2,000,000. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

          Person - an individual, partnership, corporation, limited liability
          ------
     company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

          Petition Date - July 1, 1999.
          -------------

          Plan - an employee benefit plan now or hereafter maintained for
          ----
     employees of Borrower that is covered by Title IV of ERISA.

          Pre-Petition Debt - all indebtedness, liabilities and obligations that
          -----------------
     are owed by Borrower to Agent or any Lender on the Petition Date and that arise under any of the Pre-Petition Loan Documents, whether direct or indirect, absolute or contingent or due or to become due, including all interest thereon accruing after the Petition Date and all legal fees and collection expenses heretofore or hereafter incurred in collecting any of such indebtedness.

          Pre-Petition Loan Agreement - as defined in the Recitals to this
          ---------------------------
     Agreement.

          Pre-Petition Loan Documents - the Pre-Petition Loan Agreement and all
          ---------------------------
     instruments, agreements, pledges, assignments and other documents executed in connection therewith or with reference thereto or to evidence or secure payment of the whole or any part of the Pre-Petition Debt.

          Preferred Supplier Continuous Credit Program - the program described
          --------------------------------------------
     in Exhibit G attached to the Agreement.

          Preferred Supplier Payable - a Debt owed by Borrower on the Petition
          --------------------------
     Date to a supplier of goods or services to Borrower that agrees to supply goods or services to Borrower after the Petition Date on credit terms pursuant to the Preferred Supplier Continuous Credit Program and that are determined by the Court in a final order to justify Borrower's making payments to such supplier on account of its pre-petition Debt in amounts and at such time intervals as are approved in such order.

          Pro Rata - a share of or in all Revolver Loans, payments, proceeds,
          --------
     collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

          Professional Expense Advances - Revolver Loans made after the
          -----------------------------
     Commitment Termination Date pursuant to Section 1.1.3 of the Agreement for the purpose described therein.

          Professional Expense Escrow - the escrow to be established by Borrower
          ---------------------------
     pursuant to the DIP Orders for the deposit of Revolver Loan proceeds to be used for the purpose of paying Professional Expenses.

          Professional Expense Reserve - on any date of determination thereof,
          ----------------------------
     an amount equal to the sum of $250,000.

          Professional Expenses - the fees and reimbursable expenses of a
          ---------------------
     Professional Person.

          Professional Person - a Person who is an attorney, accountant,
          -------------------
     appraiser, auctioneer or other professional person and who is retained, with Court approval, by (i) Borrower pursuant to Section 327 of the Bankruptcy Code, (ii) a Committee pursuant to Section 1103(a) of the Code, or (iii) the Indenture Trustee if authorized by the DIP Orders or other order of the Court to receive payments from the Professional Expense Escrow, or (iv) an unofficial committee of holders of notes issued pursuant to the Indenture if and for so long as the Indenture Trustee is a member of such committee.

          Properly Contested - in the case of any Debt of Borrower (including
          ------------------
     any Taxes) that is not paid as and when due or payable by reason of Borrower's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt and any Liens securing same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) Borrower has established appropriate reserves as shall be required in conformity with GAAP, (iii) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of Borrower; (iv) no Lien is imposed upon any of Borrower's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property Taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from or is determined by the entry, rendition or issuance against Borrower or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely to Borrower, Borrower forthwith pays such Debt and all penalties and interest in connection therewith.

          Property - any interest in any kind of property or asset, whether
          --------
     real, personal or mixed, or tangible or intangible.

          Purchase Money Debt - means and includes (i) Debt (other than the
          -------------------
     Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

          Purchase Money Lien - a Lien upon fixed assets which secures Purchase
          -------------------
     Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien and such Lien constitutes a purchase money security interest under the UCC.

          Regulation D - Regulation D of the Board of Governors.
          ------------

          Register - the register maintained by Agent in accordance with Section
          --------
     4.7.2 of the Agreement.

          Reimbursement Date - shall have the meaning ascribed to it in Section
          ------------------
     1.2.1(iii).

          Reorganization Plan - a plan of reorganization proposed by Borrower or
          -------------------
     any other Person (including Agent or any Lender) in the Chapter 11 Case.

          Reportable Event - any of the events set forth in Section 4043(b) of
          ----------------
     ERISA.

          Required Lenders - at any date of determination thereof, Lenders
          ----------------
     having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided, however, that if any Lender shall be in
                               --------  -------
     breach of any of its obligations hereunder to Borrower or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided further, however, that if the Commitments have been terminated,
     -------- -------  -------
     the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations under the Agreement) holding Revolver Loans (including, in the case of Fleet, Settlement Loans) representing at least 66-2/3% of the aggregate principal amount of Revolver Loans (including Settlement Loans) outstanding at such time.

          Restricted Investment - any acquisition of Property by Borrower or any
          ---------------------
     of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Equity Interests or indebtedness or obligations, or the purchase or acquisition by Borrower or any of its Subsidiaries of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of Borrower or any of its Subsidiaries so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the manufacture of goods or the provision of services by Borrower or any of its Subsidiaries in the ordinary course of business; (c) Current Assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of Borrower or any of its Subsidiaries; (d) investments in Subsidiaries of Borrower to the extent existing on the Closing Date; and (e) Cash Equivalents.

          Revolver Loan - a Revolver Loan made by Lenders as provided in Section
          -------------
     1.1 of the Agreement or a Settlement Loan funded solely by Fleet.

          Revolver Note - a Revolver Note to be executed by Borrower in favor of
          -------------
     each Lender in the form of Exhibit A attached hereto, which shall be in the
                                ---------
     face amount of such Lender's Commitment and which shall evidence all Revolver Loans made by such Lender to Borrower pursuant to the Agreement.

          Schedule of Accounts - as defined in Section 7.2.1 of the Agreement.
          --------------------

          SEC - the Securities Exchange Commission.
          ---

          Security - shall have the same meaning as in Section 2(1) of the
          --------
     Securities Act of 1933.

          Security Documents - any and all other instruments and agreements now
          ------------------
     or at any time hereafter securing the whole or any part of the Obligations.

          Senior Officer - the chairman of the board of directors, the president
          --------------
     or the chief financial officer of, or in-house legal counsel to, Borrower.

          Settlement Date - as defined in Section 3.1.3(i) of the Agreement.
          ---------------

          Settlement Loan - as defined in Section 3.1.3(ii) of the Agreement.
          ---------------

          Settlement Report - a report delivered by Agent to Lenders summarizing
          -----------------
     the amount of the outstanding Revolver Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

          Solvent - as to any Person, such Person (i) owns Property whose fair
          -------
     saleable value is greater than the amount required to pay all of such Person's Debts (including contingent debts), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

          Statutory Reserves - on any date, the percentage (expressed as a
          ------------------
     decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

          Subordinated Debt - Debt of Borrower that is fully and absolutely
          -----------------
     subordinated in right of payment to the Obligations in a manner satisfactory to Agent.

          Subsequent Projections - projections which update and revise the
          ----------------------
     Initial Projections, in form and substance satisfactory to Agent and Lenders.

          Subsidiary - any Person a majority of the Equity Interests of which is
          ----------
     at the time owned, directly or indirectly, by another Person or by one or more other Subsidiaries or by such other Person and one or more other Subsidiaries.

          Taxes - any present or future taxes, levies, imposts, duties, fees,
          -----
     assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

          Term Lender - Abelco Finance LL, a Delaware limited liability company,
          -----------
     and each other Person who may become a lender under the Term Lender Documents.

          Term Lender Documents - all instruments and agreements at any time
          ---------------------
     executed by Borrower in favor or, or entered into by Borrower with, the Term Lender to evidence or secure the payment of any Debt of Borrower to Term Lender for Money Borrowed, in accordance with and as approved by order of the Court.

          Transferee - as defined in Section 13.3.3 of the Agreement.
          ----------

          Type - the type of a Revolver Loan, which shall be either a LIBOR Loan
          ----
     or a Base Rate Loan.

          UCC - the Uniform Commercial Code (or any successor statute) as
          ---
     adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

          Value - with reference to the value of Eligible Inventory, value
          -----
     determined on the basis of the lower of cost or market of such Eligible Inventory, with the cost thereof calculated on a first-in, first-out basis.

          Accounting Terms.  Unless otherwise specified herein, all terms of an
          ----------------
accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statement of Borrower and its Subsidiaries heretofore delivered to Agent and Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Borrower's independent public accountants concur or as required by GAAP unless
(i) Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) Agent or any Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrower, Agent and Lenders shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrower reports its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

          Other Terms.  All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

          Certain Matters of Construction.  The terms "herein," "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the DIP Financing Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation;" to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement; and to any Property of Borrower shall mean and include all Property of the Estate. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lenders. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of a Senior Officer of Borrower or (ii) the knowledge that a Senior Officer would have obtained if they had engaged in good faith and the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the officers, employees or agents of Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.

     IN WITNESS WHEREOF, this Appendix has been duly executed in Atlanta, Georgia, on July 1, 1999.

                                    BORROWER:
                                    --------

                                    GULF STATES STEEL, INC. OF ALABAMA

                                    By:____________________________________
                                       Title:________________________________
                                    Address:
                                    174 South 26th Street
                                    Gadsden, Alabama  35904
                                    Attention:  President
                                    Telecopier No.:  (205) 543-6218
                                    --------------
                    [Signatures continued on following page]

                                    LENDERS:
                                    -------

                                    FLEET CAPITAL CORPORATION


Commitment: $32,500,000             By:____________________________________
                                       Title:______________________________
                                    LIBOR Lending Office:
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut 06033
                                    Attention:  Office Head
                                    Telecopier No.:  (860) 657-7759
                                    --------------

                                    CONGRESS FINANCIAL CORPORATION


Commitment: $32,500,000             By:____________________________________
                                       Title:______________________________
                                    LIBOR Lending Office:
                                    One Post Office Square
                                    Boston, Massachusetts  02109
                                    Attention:  Mr. John Husson
                                    Telecopier No.:  (617) 338-1497
                                    --------------

                                    AGENT:
                                    -----

                                    FLEET CAPITAL CORPORATION,
                                    as Agent

                                    By:____________________________________
                                       Title:_________________________________
                                    Address:
                                    200 Glastonbury Boulevard
                                    Glastonbury, Connecticut  06033
                                    Attention:  Office Head
                                    Telecopier No.:  (860) 657-7759
                                    --------------

                                   EXHIBIT A
                                   ---------

                             FORM OF REVOLVER NOTE

U.S. $32,500,000.00                                          _______, 1999
                                                                Atlanta, Georgia

     FOR VALUE RECEIVED, the undersigned, GULF STATES STEEL, INC. OF ALABAMA, an Alabama corporation ("Borrower"), hereby unconditionally promises to pay to the order of ____________________________________ (herein, together with any subsequent holder hereof, called the "Lender") the principal sum of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($32,500,000.00) or such lesser sum as may constitute Lender's Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement referred to below on the date on which such outstanding principal amounts become due and payable pursuant to Section 4.2 of the Loan Agreement (as defined below), in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Lender interest from and after the date hereof on Lender's Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in Section 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

     This Revolver Note ("Note") is issued pursuant to, and is one of the "Revolver Notes" referred to in, the Post-Petition Loan and Security Agreement dated July 1, 1999 (as the same may be amended from time to time, the "Loan Agreement"), among Borrower, Fleet Capital Corporation, as agent (in such capacity, the "Agent") for the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Lender is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. The provisions of the Loan Agreement are incorporated herein by this reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

     The repayment of the principal balance of this Note is subject to the provisions of Section 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in Section 5.2 of the Loan Agreement.

     All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

     Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in Section 2.1.5 of the Loan Agreement. Borrower agrees to pay, and save Lender harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, arising in connection with the enforcement by Lender of any of its rights under this Note, the Loan Agreement or any of the other DIP Financing Documents.

     All principal amounts of Revolver Loans made by Lender to Borrower pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrower in accordance with the terms of this Note and the Loan Agreement.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Lender, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

     Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     The rights and obligations of Lender and Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.


     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered in Atlanta, Georgia, by its duly authorized officer on the date first above written.

                                    GULF STATES STEEL, INC. OF ALABAMA
                                    ("Borrower")

                                    By: _____________________________________
                                        Title:_______________________________

                                   EXHIBIT B
                                   ---------

                   Form of Notice of Conversion/Continuation
                   -----------------------------------------

                          Date ______________,______


Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033
Attention: Loan Administration Officer
---------

     Re: Post-Petition Loan and Security Agreement dated July 1, 1999, by and among Gulf States Steel, Inc. of Alabama, Fleet Capital Corporation, as agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

     This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.2 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby gives notice of its request, as follows:

Check as applicable:

     [_] A conversion of Loans from one Type to another, as follows:

          (i) The requested date of the proposed conversion is ______________, 19__ (the "Conversion Date");

          (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Base Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

          (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $_____________ (the "Conversion Amount");

          (iv) The Conversion Amount is to be converted into a ____________ [select either a LIBOR Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

          (v) [In the event Borrower selects a LIBOR Loan:] Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

     [_] A continuation of LIBOR Loans for new Interest Period, as follows:

          (i) The requested date of the proposed continuation is _______________, 19__ (the "Continuation Date");

          (ii) The aggregate amount of the LIBOR Loans subject to such continuation is $__________________;

          (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is:
                    _____________ [select duration of applicable Interest
                    Period];


     Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the DIP Financing Documents and certifies that no Default or Event of Default exists on the date hereof.

     Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized representative, this _______ day of ______________, 19__.


                              GULF STATES STEEL, INC. OF ALABAMA


                              By:____________________________________________
                                 Title:______________________________________

                                   EXHIBIT C
                                   ---------



                          Form of Notice of Borrowing
                          ---------------------------


                          Date ______________, ______



Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033
Attention: Loan Administration Officer
---------

     Re: Post-Petition Loan and Security Agreement dated July 1, 1999, by and among Gulf States Steel, Inc. of Alabama, Fleet Capital Corporation, as agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

     This Notice of Borrowing is delivered to you pursuant to Section 3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby requests a Revolver Loan in the aggregate principal amount of $______________ to be made on _____________, _____, and to consist of:

     Check as applicable:     [_] Base Rate Loans in the aggregate principal
                              amount of $_____________

                              [_] LIBOR Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

                                   (i)    As to $_____________, an Interest
                                          Period of ______ month(s);

                                   (ii)   As to $_____________, an Interest
                                          Period of ______ months;

                                   (iii)  As to $_____________, an Interest
                                          Period of ______ months.


     Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the DIP Financing Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

     Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative, this ______ day of _____________, _____.

                                   GULF STATES STEEL, INC. OF ALABAMA


                                   By:______________________________________
                                      Title:________________________________

                                   EXHIBIT D
                                   ---------

                            COMPLIANCE CERTIFICATE

                           [Letterhead of Borrower]



                                                        __________________, 19__



Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033
Attention: Loan Administration Officer
---------


          The undersigned, the chief financial officer of Gulf States Steel, Inc. of Alabama, an Alabama corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("Agent") in accordance with the requirements of
Section 9.1.7 of that certain Post-Petition Loan and Security Agreement dated July 1, 1999, among Borrower, Agent and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1. Based upon my review of the balance sheets and statements of income of Borrower and its Subsidiaries for the [Fiscal Year] [quarterly period] ending __________________, 19__, copies of which are attached hereto, I hereby certify that:

          (a) Gross revenues for the month ending __________, _____, were at least ___% of the amount forecasted in the [Initial Projections] [ Subsequent Projections];

          (b) Consolidated EBITDA for the month ending ____________, ______, was at least ____% of the amount forecasted in the [Initial Projections] [Subsequent Projections];

          (c) Capital Expenditures for the month ending ___________, ____, totaled $___________;


          2.   No Default exists on the date hereof, other than:
__________________ ________________________________________________ [if none, so state]; and

          3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

          4. As of the date hereof, Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding Borrower's failure to pay or delay in payment of any such rent or other charges.

                                   Very truly yours,



                                   _______________________________________
                                   Chief Financial Officer

                                   EXHIBIT E
                                   ---------



                       FORM OF ASSIGNMENT AND ACCEPTANCE
                       ---------------------------------


                           Dated as of ______, 19__


     Reference is made to the Post-Petition Loan and Security Agreement dated July 1, 1999 (at any time amended, the "Loan Agreement"), among GULF STATES STEEL, INC. OF ALABAMA, ("Borrower"), FLEET CAPITAL CORPORATION, in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

     ______________________________________ (the "Assignor") and
__________________________-____________ (the "Assignee") agree as follows:

     1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolver Loans held by Assignor (which amounts, according to the records of Agent, represent _______% of the total principal amount of outstanding Revolver Loans) and (ii) a principal amount of $__________ of Assignor's Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (____%) of the total Commitments of Lenders under the Loan Agreement) (the "Assigned Interests"), together with an interest in the DIP Financing Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Revolver Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.

     2. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $__________, and the outstanding balance of its Revolver Loans (unreduced by any assignments thereof, which have not yet become effective) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, the performance or observance by Borrower of any of its obligations under the Loan Agreement or any of the DIP Financing Documents[; and (iv) attaches the Notes held by it and requests that Agent exchange such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on Schedule A hereto].
         ----------

     3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1.7 thereof, and copies of such other DIP Financing Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto;
(vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other DIP Financing Documents; and (vii) agrees that it will keep confidential all information with respect to Borrower furnished to it by Borrower or the Assignor to the extent provided in the Loan Agreement.

     4. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the DIP Financing Documents.

     5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of Georgia. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

     6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

     If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

               __________________________
               __________________________
               __________________________

     If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):
               __________________________
               __________________________
               __________________________
               __________________________

     Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

     If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

               __________________________
               ABA No.___________________
               __________________________

               Account No._______________
               Reference:  ______________________

     If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

               __________________________
               __________________________
               __________________________
               ABA No.___________________
               For Account of:___________
               Reference:  _____________________


     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.


                              ________________________________________
                              ("Assignor")

                              By:  ___________________________________

                              Title:  ________________________________



                              ________________________________________
                              ("Assignee")

                              By:  ____________________________________

                              Title:___________________________________

                                   EXHIBIT F
                                   ---------



                                FORM OF NOTICE
                                --------------


     Reference is made to (i) the Post-Petition Loan and Security Agreement dated July 1, 1999 (at any time amended, the "Loan Agreement"), among GULF STATES STEEL, INC. OF ALABAMA, INC. ("Borrower"), FLEET CAPITAL CORPORATION in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders, and (ii) the Assignment and Acceptance dated as of ____________, 19__ (the "Assignment Agreement") between __________________ (the "Assignor") and ____________________ (the
"Assignee"). Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

     The Assignor hereby notifies Borrower and Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of$________ of the outstanding Revolver Loans held by Assignor, and (ii) $___________ of Assignor's Commitment (which amount includes the Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above), together with an interest in the DIP Financing Documents corresponding to the interest in the Revolver Loans and Commitments so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

     For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Commitment to be reduced by $_________ and Assignee's share of the Commitment increased by $_________.

     The address of the Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                         ________________________
                         ________________________
                         ________________________
                         ________________________

     Assignees LIBOR Lending Office address is as follows:

                         ________________________
                         ________________________
                         ________________________
                         ________________________

     This Notice is being delivered to Borrower and Agent pursuant to Section
13.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

     IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 19__.

                              ________________________________________
                              ("Assignor")

                              By:  __________________________________________
                                   Title:  ___________________________________



                              _________________________________________
                              ("Assignee")

                              By:  __________________________________________
                                  Title:  ___________________________________


ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

BORROWER:
--------

GULF STATES STEEL, INC. OF ALABAMA

By:______________________________
   Title:_________________________


FLEET CAPITAL CORPORATION,
as Agent

By:______________________________
   Title:_________________________

                                   EXHIBIT G
                                   ---------



                      GULF STATES STEEL, INC. OF ALABAMA
                 Preferred Supplier Continuous Credit Program


Each supplier listed on the attached schedule who offers Borrower post-petition credit terms at least equal to the lesser of (i) twice the number of days that are listed on the schedule as "Current Trade Term Days" (but not less than 30 days) or (ii) 45 days, or any supplier not listed on the attached schedule who offers Borrower post-petition credit terms of at least 45 days, in all cases for a continuous period of at least 6 months ("Continuous Credit"), shall receive the following treatment:

1. Such supplier's post-petition claim for Continuous Credit shall be entitled to priority administrative expense status subordinate to the claims of DIP Lenders.

2. Such supplier's post-petition claim for Continuous Credit shall be secured by a Lien as described below on all of Gulf States' real estate, Equipment and related intangibles that are subject to Liens in favor of the Noteholders and shall be senior to the Lien of the Noteholders but junior to any pre-petition and post-petition Liens of DIP Lenders in the same property.

3. After 6 months of Continuous Credit, and assuming Continuous Credit continues to exist at the date each payment is due, payments equal to the following percentages of the lower of (i) such supplier's pre-petition debt or (ii) such supplier's cumulative average monthly balance of post-petition debt, beginning the second month after the supplier enters the Preferred Supplier Continuous Credit Program.

                                             Maximum
          Month          Amount         Cumulative Amount
          -----          ------         -----------------
           7-12          1.25%                  7.5%
          13-18          1.00%                 13.5%
          19-35          2.00%                 47.5%
          36             2.50%                 50.0%

4. The maximum aggregate amount of Borrower's pre-petition debt eligible for payments as described in No. 3 above is $15 million, and the maximum amount payable with respect to such pre-petition debt is $7.5 million.

5. The balance of such supplier's pre-petition claim (i.e., either 50% of the pre-petition balance if the supplier participates in the Preferred Supplier Continuous Credit Program for the entire 36-month period or the remaining pre-petition balance at the date the supplier ceases to participate in the Preferred Supplier Continuous Credit Program) shall be entitled to the same recovery, if any, as subsequently negotiated for all similarly situated unsecured trade creditors with respect to pre-petition debt.

If a supplier ceases Continuous Credit before 6 months have elapsed, then measurement of the 6-month period restarts from the time that the supplier next begins to offer Continuous Credit.

If a supplier ceases Continuous Credit after the payments have begun, as described in No. 3 above, then the remaining payments shall resume at the option of Borrower after Continuous Credit resumes for a period of at least 3 months. During the cessation period, the supplier will not be entitled to status as a secured creditor.

If a supplier never provides Continuous Credit, then that supplier shall be entitled to (i) administrative expense claim status as statutorily provided with respect to post-petition debt and (ii) recovery, if any, as subsequently negotiated for all similarly situated unsecured trade creditors with respect to pre-petition debt.

The "DIP Lenders" shall include any party to whom the Debtor becomes indebted for money borrowed in any amount approved by the Court during Borrower's Chapter 11 Case.

The Lien provided to suppliers of Continuous Credit shall entitle them to collateral proceeds remaining after enforcement of prior Liens, but shall not entitle them to any right to accelerate, to commence foreclosure or other enforcement proceedings, to demand marshaling, to receive adequate protection or to any other rights or remedies, including, without limitation, to contest, object to or otherwise dispute the valuation of collateral subject to the Lien or any other action that the holders of senior Liens may take with respect to such collateral, it being understood that the Lien provides for and pertains only to a right of collection of any remaining proceeds of such collateral.

Borrower shall develop such rules and procedures as are necessary to carry out the provisions of this Continuous Credit arrangement for suppliers.

                                SCHEDULE 7.1.1
                                --------------



                            LOCATIONS OF COLLATERAL

Semi-Finished Steel at Outside Processors:
-----------------------------------------

Hanna Steel                                  Fairfield, AL
                                             Gadsden, AL
Mi-Tech Steel                                Decatur, AL
National Material                            Nashville, TN
Steel Services                               Macon, GA
Ponce Metals                                 Lenoir City, TN
Tennessee Metals                             Lavergne, TN
Metal Coaters                                Marietta, GA
Southeast Metal Processors                   Winder, GA
Liberty Steel                                Clinton, TN
Piper Industries                             Greenville, MS
Voss Clark                                   Jeffersonville, IN
Doublecote                                   Jackson, MS
Gerrard & Co.                                Florence, AL
Southline Steel                              Bessemer, AL
Metal Processors of AL                       Dolomite, AL


All other Real or Personal Property, Plant, Equipment and Inventory:
-------------------------------------------------------------------

Gulf States Steel, Inc. of Alabama           Gadsden, AL